                                                                    EXHIBIT 99.4

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                                                               Revised 8/19/2005

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[323,048,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-AB2

                                  [SURF LOGO]

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               JPMORGAN CHASE BANK
                                    TRUSTEE

                                AUGUST [18], 2005

---------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                                   TERM SHEET
                                August 18, 2005
                  Specialty Underwriting & Residential Finance
                    Mortgage Loan Asset-Backed Certificates,
                                Series 2005-AB2

                           $323,048,000 (APPROXIMATE)
                               SUBJECT TO REVISION


                                                       PRINCIPAL                            EXPECTED   STATED
                                        WAL(YRS)         WINDOW                              FINAL     FINAL
               APPROX                  (CALL(4)/       (CALL(4)/       PAYMENT   INTEREST   MATURITY  MATURITY  EXPECTED RATINGS
CLASS         SIZE ($)     COUPON     (MATURITY)       (MATURITY)       DELAY    ACCRUAL      (4)       (5)     (MOODY'S/ S&P)
-----         --------     ------     -----------      ----------       -----    -------    --------  --------  ----------------
                         LIBOR + [ ]
CLASS A-1A  134,676,000    (1),(2)    1.00 / 1.00      1 - 21 / 1- 21       0   Actual/360   06-2007   06/2036         Aaa / AAA
                         LIBOR + [ ]
CLASS A-1B   91,442,000    (1),(2)    3.00 / 3.00   21 - 64 / 21 - 64       0   Actual/360   01-2011   06/2036         Aaa / AAA
                         LIBOR + [ ]
CLASS A-1C   32,160,000    (1),(2)    6.19 / 8.07  64 - 76 / 64 - 187       0   Actual/360   04-2021   06/2036         Aaa / AAA
                         LIBOR + [ ]
CLASS A-1D   28,697,000    (1),(2)    2.35 / 2.59    1 - 76 / 1 - 187       0   Actual/360   04-2021   06/2036         Aaa / AAA
                         LIBOR + [ ]
CLASS M-1     7,312,000    (1),(3)    4.48 / 4.93  41 - 76 / 41 - 131       0   Actual/360   08-2016   06/2036         Aa1 / AA+
                         LIBOR + [ ]
CLASS M-2     6,662,000    (1),(3)    4.44 / 4.85  40 - 76 / 40 - 123       0   Actual/360   12-2015   06/2036          Aa2 / AA
                         LIBOR + [ ]
CLASS M-3     4,550,000    (1),(3)    4.40 / 4.77  39 - 76 / 39 - 114       0   Actual/360   03-2015   06/2036         Aa3 / AA-
                         LIBOR + [ ]
CLASS M-4     3,412,000    (1),(3)    4.39 / 4.71  38 - 76 / 38 - 107       0   Actual/360   08-2014   06/2036           A1 / A+
                         LIBOR + [ ]
CLASS M-5     2,762,000    (1),(3)    4.37 / 4.62  38 - 76 / 38 - 100       0   Actual/360   01-2014   06/2036            A2 / A
                         LIBOR + [ ]
CLASS M-6     1,625,000    (1),(3)    4.37 / 4.57   38 - 76 / 38 - 93       0   Actual/360   06-2013   06/2036           A3 / A-
                         LIBOR + [ ]
CLASS B-1     3,250,000    (1),(3)    4.36 / 4.47   37 - 76 / 37 - 88       0   Actual/360   01-2013   06/2036       Baa1 / BBB+
                         LIBOR + [ ]
CLASS B-2     3,250,000    (1),(3)    4.21 / 4.21   37 - 76 / 37 - 77       0   Actual/360   02-2012   06/2036        Baa3 / BBB
                         LIBOR + [ ]
CLASS B-3     3,250,000    (1),(3)    3.57 / 3.57   37 - 61 / 37 - 61       0   Actual/360   10-2010   06/2036        Ba2 / BBB-
            -----------
TOTAL:      323,048,000
            -----------

1)    Subject to the Available Funds Cap and the Maximum Rate Cap.

2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1A, Class A-1B, Class A-1C and Class A-1D Certificates will increase to 2x its respective margin on the following Distribution Date.

3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x its respective margin on the following Distribution Date.

4) The Certificates will be priced at the "Pricing Speed" of 20% HEP for the fixed rate collateral and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate collateral. Assumes 10% call. The maximum CPR in any one period is 95%.

5)    Latest maturity date for any mortgage loan plus one year.

------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

CONTACTS

MBS/ABS TRADING/SYNDICATE
-------------------------
Scott Soltas                                 212-449-3659                  scott_soltas@ml.com
Charles Sorrentino                           212-449-3659                  charles_sorrentino@ml.com
Colin Sheen                                  212-449-3659                  colin_sheen@ml.com
Charles Macintosh                            212-449-3659                  charles_macintosh@ml.com
Gregory Ikhilov                              212-449-3659                  gregory_ikhilov @ml.com
Roger Ashworth                               212-449-3659                  roger_ashworth @ml.com
Edgar Seah (Tokyo)                           81-3-6225-7803                edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
---------------------------
Matt Whalen                                  212-449-0752                  matthew_whalen@ml.com
Paul Park                                    212-449-6380                  paul_park@ml.com
Tim Loughlin                                 212-449-1646                  timothy_loughlin@ml.com
Tom Saywell                                  212-449-2122                  tom_saywell@ml.com
Alan Chan                                    212-449-8140                  alan_chan@ml.com
Fred Hubert                                  212-449-5071                  fred_hubert@ml.com
Alice Chu                                    212-449-1701                  alice_chu@ml.com
Sonia Lee                                    212-449-5067                  sonia_lee@ml.com
Keith Singletary                             212-449-9431                  keith_singletary@ml.com
Calvin Look                                  212-449-5029                  calvin_look@ml.com
Yimin Ge                                     212-449-9401                  yimin_ge@ml.com
Hoi Yee Leung                                212-449-1901                  hoiyee_leung@ml.com

MOODY'S
-------
Maggie Liu                                   212-553-3712                  qingyu.liu@moodys.com

STANDARD & POOR'S
-----------------
Errol Arne                                   212-438-2089                  errol_arne@standardandpoors.com

-------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

TITLE OF CERTIFICATES  Specialty Underwriting & Residential Finance ("SURF"),
                       Mortgage Loan Asset-Backed Certificates, Series 2005-AB2, consisting of:
                       Class A-1A Certificates, Class A-1B, Class A-1C and Class A-1D Certificates, the "Class A Certificates"),
                       Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (collectively, the "Class M Certificates"),
                       Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Class B Certificates" and together with the Class M Certificates, the "Subordinate Certificates")
                       The Class A, Class M and Class B Certificates are collectively known as the "Offered Certificates").

LEAD MANAGER           Merrill Lynch, Pierce, Fenner & Smith Incorporated

ISSUER                 Specialty Underwriting and Residential Finance Trust,
                       Series 2005-AB2

DEPOSITOR              Merrill Lynch Mortgage Investors, Inc.

SELLER                 Merrill Lynch Mortgage Lending Inc.

SERVICER               Wilshire Credit Corporation

TRUSTEE                [JPMorgan Chase Bank]

CUT-OFF DATE           September 1, 2005

PRICING DATE           On or about August [19], 2005

CLOSING DATE           On or about September [15], 2005

DISTRIBUTION DATES     Distribution of principal and interest on the Offered
                       Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in October 2005.

ERISA CONSIDERATIONS   The Offered Certificates will be ERISA eligible as of the
                       Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

LEGAL INVESTMENT       The Offered Certificates will not constitute "mortgage-
                       related securities" for the purposes of SMMEA.

TAX STATUS             For federal income tax purposes, the Trust Fund will
                       include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

-----------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

OPTIONAL                The Trustee will attempt to terminate the trust when the
TERMINATION             aggregate stated principal balance of the Mortgage Loans
                        is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-
                        Off Date. The termination will be effected by auctioning the remaining trust assets via a solicitation of bids from at least three bidders. Any such termination will occur only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding stated principal balance of the Mortgage Loans, plus accrued interest thereon, (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations or by the Trustee in the performance of its obligations, including conducting the auction and (iii) certain other amounts specified in the prospectus supplement.

MORTGAGE LOANS          The mortgage pool will consist of fixed rate and
                        adjustable rate, first lien mortgage loans ("Mortgage
                        Loans") originated under the SURF program and will be serviced by Wilshire Credit Corporation. The information described herein is based on a pool of Mortgage Loans having an aggregate statistical principal balance of approximately $335,625,574, as of August 1, 2005
                        ("Statistical Calculation Date").The Mortgage Loans are expected to have an aggregate stated principal balance as of the Cut-Off Date of approximately $325,000,000.

TOTAL OFFERED DEAL      Approximately $323,048,000
SIZE
ADMINISTRATIVE FEES     The Servicer and the Trustee will be paid fees
                        aggregating approximately 50.00 bps per annum (payable monthly) on the stated principal balance of the Mortgage
                        Loans.

CREDIT ENHANCEMENTS     1. Mortgage Insurance

                        2. Excess Interest

                        3. Over-Collateralization

                        4. Subordination

MORTGAGE INSURANCE      As of the cut-of date, approximately 35% of the mortgage
                        loans will be covered by a mortgage insurance policy issued by PMI Mortgage Insurance Corporation. Each
                        Policy will only cover losses pursuant to formulas described in such policy, down to 60% of the value of the related mortgaged property.

EXCESS INTEREST         Excess interest cashflow will be available as credit
                        enhancement.

OVER-                   The over-collateralization ("O/C") amount is equal to
COLLATERALIZATION       the excess of the aggregate principal balance of the
                        Mortgage Loans over the aggregate principal balance of the Offered Certificates. On the Closing Date, the O/C amount will equal approximately 0.60% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., 0.60% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                        Initial: 0.60% of aggregate principal balance as of the Cut-off Date
                        Target: 0.60% of aggregate principal balance as of the Cut-off Date before stepdown, 1.20% of current balance after stepdown
                        Floor: 0.50% of aggregate principal balance as of the Cut-off Date

-----------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

SUBORDINATION:                     CLASSES                RATING (M/S)              SUBORDINATION (1)
                                   -------                ------------              -----------------
(1) includes initial OC            Class A                  Aaa/AAA                      11.70%
                                  Class M-1                 Aa1/AA+                       9.45%
                                  Class M-2                 Aa2/AA                        7.40%
                                  Class M-3                 Aa3/AA-                       6.00%
                                  Class M-4                  A1/A+                        4.95%
                                  Class M-5                  A2/A                         4.10%
                                  Class M-6                  A3/A-                        3.60%
                                  Class B-1                Baa1/BBB+                      2.60%
                                  Class B-2                Baa3/BBB                       1.60%
                                  Class B-3                Ba2/BBB-                       0.60%

CLASS SIZES:                       CLASSES                RATING (M/S)                 CLASS SIZES
                                   -------                ------------                 -----------
                                   Class A                  Aaa/AAA                      88.30%
                                  Class M-1                 Aa1/AA+                       2.25%
                                  Class M-2                 Aa2/AA                        2.05%
                                  Class M-3                 Aa3/AA-                       1.40%
                                  Class M-4                  A1/A+                        1.05%
                                  Class M-5                  A2/A                         0.85%
                                  Class M-6                  A3/A-                        0.50%
                                  Class B-1                Baa1/BBB+                      1.00%
                                  Class B-2                Baa3/BBB                       1.00%
                                  Class B-3                Ba2/BBB-                       1.00%

INTEREST ACCRUAL     For the Offered Certificates, interest will initially
                     accrue from the Closing Date to (but excluding) the first
                     Distribution Date, and thereafter, from the prior
                     Distribution Date to (but excluding) the current
                     Distribution Date.

COUPON STEP UP       If the optional termination of the Offered Certificates
                     does not occur on the first distribution date on which it can occur, (i) the margins on each class of the Class A
                     Certificates will increase to 2x their respective margins, and (ii) the margins on each class of the Subordinate
                     Certificates will increase to 1.5x their respective margins, in each case on the following Distribution Date.

AVAILABLE FUNDS      The per annum rate equal to (A) 12 times the quotient of
CAPS                 (x) the total scheduled interest based on the Net Mortgage
                     Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

                     "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

CAP CONTRACT         The trust fund will own a one-month LIBOR cap contract
                     purchased for the benefit of the Certificates. Payments received on the cap contract will be available to pay amounts to the holders of the Certificates, in respect of shortfalls arising as a result of the Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero).

----------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

MAXIMUM RATE           The pass-through rates of each of the Offered
CAP                    Certificates will also be subject to a related "Maximum
                       Rate Cap", which will be calculated in the same manner as the Available Funds Cap, but based on the net maximum lifetime mortgage rates for the adjustable rate Mortgage loans and the net mortgage rates for the fixed rate
                       Mortgage Loans rather than the net mortgage rate. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

SHORTFALL              If on any Distribution Date the pass-through rate for any
REIMBURSEMENT          class of Offered Certificates is limited by the Available
                       Funds Cap, (1) the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the greater of (a) the Maximum Rate Cap and (b) the sum of (i) the Available Funds Cap and (ii) the product of (A) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related Accrual period and (B) the quotient obtained by dividing (I) an amount equal to the proceeds, if any, payable under the Cap Contract with respect to such Distribution Date by (II) the aggregate Certificated
                       Principal Balance of each of the Classes of Certificates to which such Cap Contract relates for such Distribution
                       Date over (2) the amount of interest such class was entitled to receive on such Distribution Date based on the Available Funds Cap together with the unpaid portion of any such excess from prior Distribution Dates and interest accrued thereon at the then applicable Pass-
                       Through Rate for such class, without giving effect to the Available Funds Cap. Such reimbursement will be paid only on a subordinated basis. No such Carryover with respect to a Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.

CASHFLOW PRIORITY      1.    Repayment of any unreimbursed Servicer advances.
<Preliminary and       2.    Servicing Fees and Trustee Fees, as applicable.
Subject to Revision>   3.    Available interest funds, as follows: monthly
                             interest, including any unpaid monthly interest from prior months, concurrently, to each class of the Class A Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3
                             Certificates, then to the Class M-4 Certificates, then to the Class M-5 Certificates, then to the Class M-6 Certificates, then to the Class B-1
                             Certificates, then to the Class B-2 Certificates and then to the Class B-3 Certificates.
                       4.    Available principal funds, as follows: monthly
                             principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4
                             Certificates, then monthly principal to the Class
                             M-5 Certificates, then monthly principal to the Class M-6 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates and then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."
                       5.    Excess interest in the order as described under
                             "PRINCIPAL PAYDOWN" if necessary to build or restore O/C to the required level.
                       6.    Excess interest to pay subordinate principal
                             shortfalls.
                       7.    Excess interest to pay Carryover resulting from
                             imposition of the related Available Funds Cap.
                       8.    Any remaining amount will be paid in accordance
                             with the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates.

                       Payments received on the Cap Contract will only be available to the classes of Offered Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero. Any excess of amounts received on the Cap Contract over amounts needed to pay such Carryovers on the classes of Offered Certificates will be distributed in respect of other classes of certificates not described herein.

-----------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

PRINCIPAL PAYDOWN
IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

All scheduled and unscheduled principal received from the Mortgage Loans and excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates, concurrently based on the outstanding principal balance as follows: (i) sequentially to the Class A-1A, Class A-1B and Class A-1C Certificates and (ii) Class A-1D Certificates; provided that in the event that a Class A Trigger Event (as defined below) has occurred, amounts allocated to the Class A Certificates will be distributed sequentially in the following order, to the Class A-1A, Class A-1B, Class A-1C and then the Class A-1D Certificates

After the Certificate principal balance of the Class A Certificates has been reduced to zero, sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates, ninth to the Class B-2 Certificates and tenth to the Class B-3 Certificates in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A                 23.40%
CLASS M-1               18.90%
CLASS M-2               14.80%
CLASS M-3               12.00%
CLASS M-4                9.90%
CLASS M-5                8.20%
CLASS M-6                7.20%
CLASS B-1                5.20%
CLASS B-2                3.20%
CLASS B-3                1.20%

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the October 2008 Distribution Date;
      and

ii) The Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Step Down Loss Trigger Event does not exist.

SUBORDINATE        The first Distribution Date on which the Senior Enhancement
CLASS PRINCIPAL    Percentage (i.e., the sum of the outstanding principal
DISTRIBUTION       balance of the subordinate Certificates and the O/C amount
DATE               divided by the aggregate stated principal balance of the
                   Mortgage Loans) is greater than or equal to the Senior
                   Specified Enhancement Percentage (including O/C), which is equal to two times the initial Class A subordination percentage.

                   SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                   23.40%
                   or
                   (11.10%+0.60%)*2

--------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

STEP DOWN LOSS           The situation that exists with respect to any
TRIGGER EVENT            Distribution Date after the Stepdown Date, if (a) the
<Preliminary and         quotient of (1) the aggregate Stated Principal Balance
Subject to Revision>     of all Mortgage Loans 60 or more days delinquent,
                         measured on a rolling three month basis (including
                         Mortgage Loans in foreclosure and REO Properties) and
                         (2) the Stated Principal Balance of all the Mortgage
                         Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [42.00]% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage) of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and
                         (2) the aggregate principal balance of the Mortgage
                         Loans as of the Cut-off Date exceeds the Required Loss
                         Percentage.

DISTRIBUTION DATE OCCURRING                      REQUIRED LOSS PERCENTAGE
---------------------------                      ------------------------
October 2008 - September 2009                    [1.00]% with respect to October 2008, plus an additional
                                                 1/12th of [0.50]% for each month thereafter
October 2009 - September 2010                    [1.50]% with respect to October 2009, plus an additional
                                                 1/12th of [0.25]% for each month thereafter
0ctober 2010 - September 2011                    [1.75]% with respect to October 2010, plus an additional
                                                 1/12th of [0.25]% for each month thereafter
October 2011 and thereafter                      [2.00]%

CLASS A TRIGGER EVENT    Class A Trigger Event is identical to a Step Down Loss
                         Trigger Event provided that during the period from October 2005 - September 2008 a Required Loss
                         Percentage of [1.00]% shall be in effect.

                               (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS               The Offered Certificates will be offered pursuant to a
                         Prospectus which includes a Prospectus Supplement
                         (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage
                         Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES     The following tables describe the Mortgage Loans and
                         the related mortgaged properties as of the Statistical
                         Calculation Date, except where otherwise noted. The sum of the columns below may not equal the total indicated due to rounding.

---------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                 $  335,625,574
Aggregate Original Principal Balance                    $  336,453,685
Number of Mortgage Loans                                         1,697

                                           MINIMUM        MAXIMUM       AVERAGE (1)
                                           -------        -------       -----------
Original Principal Balance               $    24,000    $   962,000    $     198,264
Outstanding Principal Balance            $    23,925    $   961,911    $     197,776

                                   MINIMUM        MAXIMUM         WEIGHTED AVERAGE(2)
                                   -------        -------         -------------------
Original Term (mos)                     120             360                        357
Stated remaining Term (mos)(4)          115             357                        352
Loan Age (mos)(4)                         3              10                          5
Current Interest Rate                 4.770%         10.350%                     6.719%
Initial Interest Rate Cap (3)         1.000%          5.000%                     2.979%
Periodic Rate Cap (3)                 1.000%          2.000%                     1.224%
Gross Margin (3)                      2.050%         12.000%                     5.792%
Maximum Mortgage Rate (3)            10.375%         16.500%                    12.988%
Minimum Mortgage Rate (3)             2.250%          9.750%                     6.167%
Months to Roll (3) (4)                    1              92                         24
Original Loan-to-Value                17.44%         100.00%                     81.99%
Credit Score (4)                        620             810                        685

                                                  EARLIEST                   LATEST
                                                  --------                   ------
Maturity Date                                    04/01/2015                06/01/2035

                                    PERCENT OF
LIEN POSITION                      MORTGAGE POOL
                                   -------------
1st Lien                                  100.00%
OCCUPANCY
Primary                                    91.32%
Second Home                                 1.75%
Investment                                  6.94%
LOAN TYPE
Fixed Rate                                 20.09%
ARM                                        79.91%

AMORTIZATION TYPE
Fully Amortizing                           65.24%
Interest-Only                              34.25%
Balloon                                     0.51%

YEAR OF ORIGINATION
2004                                       3.90%
2005                                       96.10%

LOAN PURPOSE
Purchase                                   46.29%
Refinance - Rate/Term                       6.33%
Refinance - Cashout                        47.38%

PROPERTY TYPE
Single Family                              69.67%
Planned Unit Development                   13.97%
Two- to Four-Family                         8.46%
Condominium                                 6.82%
Townhouse                                   0.65%
Rowhouse                                    0.25%
Manufactured Housing                        0.19%

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Adjustable Rate Mortgage Loans only.

(4)   As of the Cut-off Date.

------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                              TOTAL MORTGAGE LOANS

MORTGAGE RATES


                           NUMBER     AGGREGATE                          WEIGHTED    AVERAGE      WEIGHTED
                            OF        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL      AVERAGE    PERCENT
                          MORTGAGE     BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE      ORIGINAL      FULL    PERCENT
RANGE OF MORTGAGE RATES    LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING      LTV         DOC       IO
-----------------------   --------   -----------      ----      ------    -----    -----------      ---         ---       --
5.500% or less                59    $ 17,112,825       5.10%    5.300%      701    $    290,048       75.53%     85.51%   65.65%
5.501% to 6.000%             234      59,494,964      17.73     5.856       688         254,252       79.00      61.50    49.07
6.001% to 6.500%             289      63,936,718      19.05     6.324       687         221,234       81.64      41.56    43.49
6.501% to 7.000%             467      91,824,918      27.36     6.828       684         196,627       82.21      27.44    29.85
7.001% to 7.500%             342      57,605,323      17.16     7.294       677         168,437       83.53      24.49    21.72
7.501% to 8.000%             214      33,415,981       9.96     7.788       684         156,149       85.68      18.76    16.37
8.001% to 8.500%              54       7,454,734       2.22     8.278       685         138,051       85.86      24.10    17.76
8.501% to 9.000%              31       4,043,246       1.20     8.784       689         130,427       92.35      25.24     0.00
9.001% to 9.500%               5         600,250       0.18     9.452       702         120,050       91.82      15.40     0.00
9.501% to 10.000%              1          91,670       0.03     9.750       660          91,670       85.00       0.00     0.00
10.001% to 10.500%             1          44,944       0.01    10.350       661          44,944      100.00     100.00     0.00
                           -----    ------------     ------    ------       ---    ------------      ------     ------    -----
TOTAL:                     1,697    $335,625,574     100.00%    6.719%      685    $    197,776       81.99%     37.64%   34.25%
                           -----    ------------     ------    ------       ---    ------------      ------     ------    -----

As of the Statistical Calculation Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.770% per annum to 10.350% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.719% per annum.

REMAINING MONTHS TO STATED MATURITY AS OF CUT-OFF DATE

                       NUMBER     AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
RANGE OF                 OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE     PERCENT
REMAINING MONTHS      MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL      FULL     PERCENT
TO STATED MATURITY     LOANS     OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING    LTV         DOC         IO
------------------     -----     -----------      ----      --------    -----    -----------    ---         ---        ----
109 to 120                   1  $      75,672        0.02%     7.200%       671  $    75,672     40.53%     100.00%     0.00%
169 to 180                  32      3,367,910        1.00      7.019        698      105,247     79.55       72.96      0.00
229 to 240                  15      2,569,142        0.77      6.403        682      171,276     79.92       46.79      0.00
289 to 300                   1         73,569        0.02      5.990        639       73,569     77.08      100.00      0.00
349 to 360               1,648    329,539,282       98.19      6.719        685      199,963     82.04       37.18     34.88
                         -----  -------------      ------      -----        ---  -----------     -----      ------     -----
TOTAL:                   1,697  $ 335,625,574      100.00%     6.719%       685  $   197,776     81.99%      37.64%    34.25%
                         -----  -------------      ------      -----        ---  -----------     -----      ------     -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 115 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 352 months.

---------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                              TOTAL MORTGAGE LOANS

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                              NUMBER    AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                OF      PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    PERCENT
RANGE OF ORIGINAL MORTGAGE   MORTGAGE    BALANCE     MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL     FULL    PERCENT
LOAN PRINCIPAL BALANCES       LOANS    OUTSTANDING     POOL       COUPON     SCORE    OUTSTANDING    LTV        DOC       IO
--------------------------    -----    -----------     ----       ------     -----    -----------    ---        ---       --
$50,000 or less                    19  $   795,012        0.24%     7.833%       673  $    41,843     72.97%    50.53%     0.00%
$50,001 to $100,000               292   22,753,662        6.78      7.260        683       77,924     81.56     51.41      9.60
$100,001 to $150,000              428   53,449,758       15.93      6.965        687      124,883     82.28     40.63     18.00
$150,001 to $200,000              304   52,912,254       15.77      6.816        681      174,053     81.23     32.73     30.66
$200,001 to $250,000              206   45,912,675       13.68      6.693        684      222,877     83.11     37.83     30.89
$250,001 to $300,000              160   43,941,504       13.09      6.606        679      274,634     80.53     34.58     36.85
$300,001 to $350,000              113   36,492,900       10.87      6.710        687      322,946     84.94     26.59     35.71
$350,001 to $400,000               65   24,586,748        7.33      6.439        695      378,258     81.19     38.77     47.77
$400,001 to $450,000               47   19,945,861        5.94      6.339        696      424,380     83.43     40.66     53.31
$450,001 to $500,000               30   14,411,157        4.29      6.281        670      480,372     78.73     42.84     63.33
$500,001 to $550,000               10    5,199,470        1.55      6.384        687      519,947     86.37     50.69     50.20
$550,001 to $600,000                7    4,017,184        1.20      6.981        681      573,883     87.92     42.40     71.66
$600,001 to $650,000                6    3,718,767        1.11      6.382        692      619,795     74.16     50.38     50.46
$650,001 to $700,000                2    1,317,611        0.39      5.792        750      658,806     78.19     50.26     50.26
$700,001 to $750,000                5    3,644,498        1.09      6.538        705      728,900     80.39     39.94     39.94
$750,001 to $800,000                2    1,564,600        0.47      6.414        673      782,300     72.52     49.85    100.00
$950,001 to $1,000,000              1      961,911        0.29      6.875        717      961,911     74.09      0.00    100.00
                                -----  -----------      ------      -----        ---  -----------     -----     -----    ------
TOTAL:                          1,697  $ 33,625,57      100.00%     6.719%       685  $   197,776     81.99%    37.64%    34.25%
                                -----  -----------      ------      -----        ---  -----------     -----     -----    ------

As of the Statistical Calculation Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $23,925 to approximately $961,911 and the average outstanding principal balance of the Mortgage Loans was approximately $197,776.

PRODUCT TYPES

                              NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                OF       PRINCIPAL   PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    PERCENT
                             MORTGAGE     BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL     FULL    PERCENT
PRODUCT TYPES                LOANS     OUTSTANDING     POOL       COUPON    SCORE    OUTSTANDING    LTV        DOC       IO
-------------------           -----     -----------     ----       ------    -----    -----------    ---        ---       --
Balloon Loans                      14  $  1,719,431        0.51%     7.455%      703  $   122,817     84.52%    58.31%     0.00%
10 Year Fixed Loans                 1        75,672        0.02      7.200       671       75,672     40.53    100.00      0.00
15 Year Fixed Loans                19     1,757,284        0.52      6.651       696       92,489     75.96     82.78      0.00
20 Year Fixed Loans                15     2,569,142        0.77      6.403       682      171,276     79.92     46.79      0.00
25 Year Fixed Loans                 1        73,569        0.02      5.990       639       73,569     77.08    100.00      0.00
30 Year Fixed Loans               310    61,219,735       18.24      6.590       690      197,483     79.26     46.02      4.91
Six-Month LIBOR                    15     3,395,921        1.01      6.464       707      226,395     79.00     21.18     61.84
2/28 LIBOR ARM                    880   185,134,949       55.16      6.741       680      210,381     83.05     35.46     37.47
2/1 LIBOR ARM                      77    10,715,201        3.19      6.932       693      139,158     85.57     24.60      0.00
3/27 LIBOR ARM                    177    36,444,833       10.86      6.560       689      205,903     83.49     51.39     45.86
3/1 LIBOR ARM                      28     3,505,533        1.04      6.826       685      125,198     83.43     61.91      0.00
5/25 LIBOR ARM                    160    29,014,305        8.64      6.980       693      181,339     78.48     15.35     81.88
                                -----  ------------      ------      -----       ---  -----------     -----     -----     -----
TOTAL:                          1,697  $335,625,574      100.00%     6.719%      685  $   197,776     81.99%    37.64%    34.25%
                                -----  ------------      ------      -----       ---  -----------     -----     -----     -----

--------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                              TOTAL MORTGAGE LOANS

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                        NUMBER      AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                          OF        PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                       MORTGAGE      BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
STATE                   LOANS      OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----                   -----      -----------      ----      --------   -----     -----------     ---        ---        --
Alabama                       13  $   1,474,819        0.44%     7.039%      699  $     113,448     83.67%    24.54%    52.28%
Alaska                         1        239,989        0.07      8.250       702        239,989     80.00      0.00    100.00
Arizona                       39      7,876,103        2.35      6.856       693        201,951     83.76     31.07     43.36
Arkansas                       6        627,520        0.19      6.688       694        104,587     83.18     40.55      0.00
California                   259     77,274,987       23.02      6.283       687        298,359     79.51     44.98     58.09
Colorado                      33      5,300,661        1.58      6.826       673        160,626     81.85     23.63     36.30
Connecticut                   36      7,175,048        2.14      6.816       689        199,307     82.42     41.99     11.03
Delaware                       3        543,338        0.16      7.767       664        181,113     90.04     26.34      0.00
District of Columbia           3        930,851        0.28      7.140       665        310,284     85.42      0.00     34.29
Florida                      221     38,450,182       11.46      6.996       686        173,983     81.79     29.17     35.84
Georgia                      104     15,472,750        4.61      6.888       677        148,776     83.06     38.39     47.15
Hawaii                         2        568,117        0.17      7.308       681        284,059     90.80     61.34     61.34
Idaho                          8      1,168,115        0.35      7.051       678        146,014     85.15     59.63     46.12
Illinois                     106     19,686,029        5.87      6.956       689        185,717     83.04     28.13     17.40
Indiana                       32      3,497,492        1.04      6.978       688        109,297     85.17     54.24      9.29
Iowa                          10        882,598        0.26      7.485       683         88,260     89.17     44.22      0.00
Kansas                        10      1,084,344        0.32      6.775       710        108,434     91.03     50.12      0.00
Kentucky                      15      2,369,453        0.71      7.343       695        157,964     91.90     33.10     32.05
Louisiana                      9      1,391,893        0.41      7.119       677        154,655     79.45      0.00      0.00
Maine                          3        404,796        0.12      7.924       659        134,932     87.49     87.70      0.00
Maryland                      53     12,343,755        3.68      6.506       680        232,901     81.12     41.49     26.64
Massachusetts                 36     10,033,947        2.99      6.642       684        278,721     79.57     34.12     12.63
Michigan                      41      4,709,373        1.40      7.126       673        114,863     83.81     56.02     11.86
Minnesota                     36      6,641,635        1.98      6.865       683        184,490     83.02     38.84     23.95
Mississippi                   10        983,627        0.29      6.821       665         98,363     80.35     32.10     31.42
Missouri                      47      5,815,287        1.73      7.173       687        123,730     85.40     42.07     12.07
Montana                        2        258,132        0.08      7.018       698        129,066     96.91     38.60     61.40
Nebraska                       4        483,414        0.14      7.364       762        120,853     80.00     30.26      0.00
Nevada                        27      6,406,478        1.91      6.552       676        237,277     80.32     49.44     42.22
New Hampshire                  7      1,648,430        0.49      6.339       693        235,490     76.85     14.43     43.09
New Jersey                    40     10,409,639        3.10      6.483       683        260,241     84.42     52.56     14.50
New Mexico                     2        304,047        0.09      7.388       713        152,023     80.00      0.00      0.00
New York                      78     21,434,508        6.39      6.683       682        274,801     81.28     25.78     13.75
North Carolina                29      4,733,225        1.41      7.173       688        163,215     83.76     38.89     35.94
North Dakota                   2        221,348        0.07      7.647       688        110,674     96.60      0.00      0.00
Ohio                          65      9,180,698        2.74      6.838       691        141,242     83.67     40.51     28.36
Oklahoma                       4        365,495        0.11      6.880       662         91,374     79.18     40.49      0.00
Oregon                        18      3,226,077        0.96      6.853       694        179,226     84.29     25.84     22.71
Pennsylvania                  54      9,146,013        2.73      6.669       679        169,371     84.96     52.04      7.84
Rhode Island                  15      3,001,126        0.89      6.472       685        200,075     79.42     27.62     26.34
South Carolina                11      1,453,802        0.43      7.037       682        132,164     84.37     66.21     51.22
South Dakota                   1        202,916        0.06      5.990       744        202,916     95.00    100.00      0.00
Tennessee                     31      5,466,103        1.63      7.143       688        176,326     82.69     32.12     33.41
Texas                         48      6,501,391        1.94      7.075       684        135,446     82.36     19.86     23.26
Utah                          17      2,986,693        0.89      6.885       714        175,688     81.24     24.44     50.04
Virginia                      60     14,184,309        4.23      6.583       683        236,405     81.83     32.04     51.95
Washington                    16      3,073,974        0.92      7.027       681        192,123     82.91     44.64     20.64
West Virginia                  3        682,525        0.20      6.900       706        227,508     94.51     86.41      0.00
Wisconsin                     25      3,085,597        0.92      7.232       683        123,424     86.34     47.79      7.99
Wyoming                        2        222,927        0.07      6.833       633        111,464     80.00     72.27      0.00
                           -----  -------------      ------      -----       ---  -------------     -----     -----     -----
TOTAL:                     1,697  $ 335,625,574      100.00%     6.719%      685  $     197,776     81.99%    37.64%    34.25%
                           -----  -------------      ------      -----       ---  -------------     -----     -----     -----

No more than approximately 0.47% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                              TOTAL MORTGAGE LOANS

AMORTIZATION TYPE

                         NUMBER       AGGREGATE                              WEIGHTED    AVERAGE     WEIGHTED
                           OF         PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                        MORTGAGE       BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL      FULL     PERCENT
AMORTIZATION TYPE        LOANS       OUTSTANDING       POOL        COUPON     SCORE    OUTSTANDING     LTV         DOC         IO
-----------------        -----       -----------       ----        ------     -----    -----------     ---         ---         ---
Fully Amortizing         1,233      $ 218,961,010        65.24%      6.876%      682   $   177,584      81.97%     33.93%      0.00%
Balloon                     14          1,719,431         0.51       7.455       703       122,817      84.52      58.31       0.00
24 Month Interest-Only       4            978,690         0.29       5.904       639       244,673      75.78     100.00     100.00
60 Month Interest-Only     310         87,657,597        26.12       6.266       691       282,766      83.09      53.25     100.00
120 Month Interest-Only    136         26,308,845         7.84       6.907       693       193,447      78.53      12.88     100.00
                         -----      -------------       ------       -----       ---   -----------      -----     ------     ------
TOTAL:                   1,697      $ 335,625,574       100.00%      6.719%      685   $   197,776      81.99%     37.64%     34.25%
                         -----      -------------       ------       -----       ---   -----------      -----     ------     ------

ORIGINAL LOAN-TO-VALUE RATIOS

                       NUMBER     AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                         OF       PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    PERCENT
RANGE OF ORIGINAL     MORTGAGE     BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL     FULL    PERCENT
LOAN-TO-VALUE RATIOS    LOANS    OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING    LTV        DOC        IO
--------------------    -----    -----------      ----      ------     -----    -----------    ---        ----       --
50.00% or less              31  $   4,431,163        1.32%     6.253%      693  $   142,941     39.61%    48.32%    20.49%

50.01% to 55.00%             9      1,376,580        0.41      6.463       684      152,953     53.21     46.58      0.00

55.01% to 60.00%            24      4,537,587        1.35      6.156       675      189,066     57.78     42.26     33.36

60.01% to 65.00%            29      5,662,406        1.69      6.380       670      195,255     63.92     57.75     30.73

65.01% to 70.00%            45     10,815,085        3.22      6.243       684      240,335     68.53     40.95     33.08

70.01% to 75.00%           100     21,841,017        6.51      6.395       672      218,410     73.84     40.31     28.52

75.01% to 80.00%           882    168,032,568       50.07      6.727       677      190,513     79.79     27.69     35.97

80.01% to 85.00%           113     26,025,179        7.75      6.556       698      230,311     84.31     44.27     41.58

85.01% to 90.00%           215     47,261,982       14.08      6.752       698      219,823     89.46     48.69     39.49

90.01% to 95.00%            78     18,895,199        5.63      6.994       697      242,246     94.80     32.90     35.12

95.01% to 100.00%          171     26,746,809        7.97      7.293       706      156,414     99.84     66.73     16.48

                         -----  -------------      ------      -----       ---  -----------     -----     -----     -----
TOTAL:                   1,697  $ 335,625,574      100.00%     6.719%      685  $   197,776     81.99%    37.64%    34.25%
                         -----  -------------      ------      -----       ---  -----------     -----     -----     -----

As of the Statistical Calculation Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.44% to 100.00% and the weighted average Original Loan-to-Value was approximately 81.99%.

MORTGAGE INSURANCE

                                   NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                     OF       PRINCIPAL    PERCENT    WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    PERCENT
                                  MORTGAGE     BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL    FULL     PERCENT
MORTGAGE INSURANCE                 LOANS     OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING    LTV        DOC       IO
------------------                 -----     -----------     ----      ------     -----    -----------    ---        ---       --
No Mortgage Insurance               1,135  $ 218,850,192     65.21%     6.647%     677    $   192,820     76.99%    31.85%    34.14%
PMI Mortgage Insurance Corp.          560    116,539,258     34.72      6.853      700        208,106     91.36     48.38     34.51
Mortgage Guaranty Insurance Corp.       2        236,124      0.07      7.944      639        118,062     90.57    100.00      0.00
                                    -----  -------------    ------      -----      ---    -----------     -----    ------     -----
TOTAL:                              1,697  $ 335,625,574    100.00%     6.719%     685    $   197,776     81.99%    37.64%    34.25%
                                    -----  -------------    ------      -----      ---    -----------     -----    ------     -----

----------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                              TOTAL MORTGAGE LOANS

LOAN PURPOSE

                         NUMBER     AGGREGATE                               WEIGHTED     AVERAGE    WEIGHTED
                           OF       PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL   AVERAGE    PERCENT
                        MORTGAGE     BALANCE       MORTGAGE     AVERAGE      CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
LOAN PURPOSE             LOANS     OUTSTANDING       POOL       COUPON       SCORE     OUTSTANDING    LTV        DOC        IO
------------             -----     -----------       ----       ------       -----     -----------    ---        ---        --
Refinance - Cashout          775  $  159,025,568       47.38%      6.588%        681   $   205,194     80.52%    43.94%     29.53%
Purchase                     826     155,347,419       46.29       6.893         689       188,072     83.52     29.80      38.20
Refinance - Rate/Term         96      21,252,588        6.33       6.431         690       221,381     81.79     47.79      40.67
                           -----  --------------      ------       -----         ---   -----------     -----     -----      -----
TOTAL:                     1,697  $  335,625,574      100.00%      6.719%        685   $   197,776     81.99%    37.64%     34.25%
                           -----  --------------      ------       -----         ---   -----------     -----     -----      -----

PROPERTY TYPE

                           NUMBER     AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                          MORTGAGE     BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL     PERCENT
PROPERTY TYPE              LOANS     OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING    LTV        DOC        IO
-------------              -----     -----------      ----      ------     -----    -----------    ----       ---        --
Single Family                1,210  $ 233,821,958       69.67%     6.715%      682  $   193,241     82.01%    37.28%    33.24%
Planned Unit Development       208     46,882,469       13.97      6.697       688      225,396     82.57     33.43     52.59
Two- to Four-Family            121     28,384,393        8.46      6.791       696      234,582     80.92     35.92     14.70
Condominium                    130     22,888,304        6.82      6.709       696      176,064     81.69     47.23     35.29
Townhouse                       14      2,178,374        0.65      6.808       686      155,598     86.32     46.13     14.64
Rowhouse                         7        827,082        0.25      6.194       710      118,155     82.50    100.00      0.00
Manufactured Housing             7        642,996        0.19      7.362       695       91,857     73.68    100.00      0.00
                             -----  -------------      ------      -----       ---  -----------     -----    ------     -----
TOTAL:                       1,697  $ 335,625,574      100.00%     6.719%      685  $   197,776     81.99%    37.64%    34.25%
                             -----  -------------      ------      -----       ---  -----------     -----    ------     -----

DOCUMENTATION

                             NUMBER     AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                               OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                            MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL     FULL     PERCENT
DOCUMENTATION                LOANS     OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING     LTV       DOC        IO
-------------                -----     -----------      ----      --------    -----    -----------     ---       ---        --
Stated Documentation             937  $ 194,865,706       58.06%     6.885%       685  $   207,968     81.48%      0.00%    27.57%

Full Documentation               672    126,329,763       37.64      6.390        685      187,991     83.10     100.00     40.40

No Documentation                  41      6,083,475        1.81      7.738        709      148,377     79.33       0.00     59.27

Stated Income/Stated Asset        32      5,403,815        1.61      7.161        686      168,869     78.93       0.00     79.42

No Ratio                          14      2,761,565        0.82      6.965        668      197,255     78.99       0.00     76.20

No Income/No Asset                 1        181,250        0.05      7.250        722      181,250     79.99       0.00    100.00

                               -----  -------------      ------      -----        ---  -----------     -----      -----    ------
TOTAL:                         1,697  $ 335,625,574      100.00%     6.719%       685  $   197,776     81.99%     37.64%    34.25%
                               -----  -------------      ------      -----        ---  -----------     -----      -----    ------

---------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                              TOTAL MORTGAGE LOANS

OCCUPANCY

             NUMBER       AGGREGATE                         WEIGHTED   AVERAGE   WEIGHTED
               OF         PRINCIPAL     PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL  AVERAGE  PERCENT
            MORTGAGE       BALANCE       MORTGAGE  AVERAGE   CREDIT    BALANCE   ORIGINAL   FULL  PERCENT
 OCCUPANCY   LOANS       OUTSTANDING       POOL     COUPON   SCORE   OUTSTANDING   LTV      DOC     IO
----------- -------- ------------------ ---------- -------- -------- ----------- -------- ------- -------
Primary        1,503 $      306,481,002    91.32%    6.671%   684    $   203,913   82.08%  36.54%  35.71%
Investment       157         23,280,433     6.94     7.217    690        148,283   81.57   59.07    8.29
Second Home       37          5,864,140     1.75     7.271    725        158,490   78.94   10.09   60.86
               ----- ------------------   ------     -----    ---    -----------   -----   -----   -----
TOTAL:         1,697 $      335,625,574   100.00%    6.719%   685    $   197,776   81.99%  37.64%  34.25%
               ----- ------------------   ------     -----    ---    -----------   -----   -----   -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY AS OF CUT-OFF DATE


                     NUMBER    AGGREGATE                       WEIGHTED    AVERAGE     WEIGHTED
                       OF      PRINCIPAL   PERCENT OF WEIGHTED  AVERAGE   PRINCIPAL     AVERAGE  PERCENT
MORTGAGE LOANS AGE  MORTGAGE    BALANCE     MORTGAGE  AVERAGE   CREDIT     BALANCE     ORIGINAL    FULL  PERCENT
     (MONTHS)        LOANS    OUTSTANDING     POOL     COUPON   SCORE    OUTSTANDING      LTV      DOC     IO
------------------  -------- ------------- ---------- -------- -------- -------------  --------  ------- -------
3                          1 $     111,793     0.03%    7.375%   667    $     111,793   80.00%     0.00%   0.00%
4                        354    73,548,285    21.91     6.701    694          207,764   81.37     36.02   42.60
5                        786   162,579,048    48.44     6.622    679          206,844   81.33     39.06   37.76
6                        252    49,610,923    14.78     6.621    689          196,869   84.19     50.91   31.63
7                        221    37,520,695    11.18     7.123    690          169,777   83.15     23.89   14.45
8                         71    10,416,635     3.10     7.259    679          146,713   81.96     14.88   10.70
9                          7       765,143     0.23     7.149    682          109,306   75.98     10.63    0.00
10                         5     1,073,052     0.32     7.455    684          214,610   87.14     45.14    0.00
                       ----- -------------   ------     -----    ---    -------------   -----     -----   -----
TOTAL:                 1,697 $ 335,625,574   100.00%    6.719%   685    $     197,776   81.99%    37.64%  34.25%
                       ----- -------------   ------     -----    ---    -------------   -----     -----   -----

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                     NUMBER    AGGREGATE                       WEIGHTED    AVERAGE     WEIGHTED
                       OF      PRINCIPAL   PERCENT OF WEIGHTED AVERAGE    PRINCIPAL     AVERAGE  PERCENT
ORIGINAL PREPAYMENT MORTGAGE    BALANCE     MORTGAGE   AVERAGE  CREDIT     BALANCE     ORIGINAL    FULL  PERCENT
   PENALTY TERM      LOANS    OUTSTANDING     POOL     COUPON   SCORE    OUTSTANDING      LTV      DOC     IO
------------------- -------- ------------- ---------- -------- -------- -------------  --------  ------- -------
None                    223  $  40,507,563     12.07%  7.059%     690   $     181,648   82.51%    31.19%  32.76%
6 Months                  6        641,419      0.19   7.470      702         106,903   79.90      4.50    0.00
8 Months                  1        183,405      0.05   8.250      746         183,405   80.00      0.00    0.00
12 Months               123     30,270,304      9.02   6.974      679         246,100   82.21     28.55   24.15
13 Months                 1        364,000      0.11   6.250      732         364,000   80.00    100.00  100.00
18 Months                 1        107,594      0.03   7.500      648         107,594   80.00      0.00    0.00
24 Months               693    143,026,477     42.61   6.654      681         206,387   82.81     36.35   39.60
30 Months                 1        136,066      0.04   7.599      620         136,066   80.00      0.00    0.00
36 Months               451     80,980,580     24.13   6.705      687         179,558   81.24     45.07   38.74
60 Months               197     39,408,166     11.74   6.420      697         200,041   79.89     41.05   15.18
                      -----  -------------    ------   -----      ---   -------------   -----     -----   -----
TOTAL:                1,697  $ 335,625,574    100.00%  6.719%     685   $     197,776   81.99%    37.64%  34.25%
                      -----  -------------    ------   -----      ---   -------------   -----     -----   -----

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 31 months.

-----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                              TOTAL MORTGAGE LOANS

CREDIT SCORES

                    NUMBER     AGGREGATE                       WEIGHTED    AVERAGE     WEIGHTED
                      OF       PRINCIPAL   PERCENT OF WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
  RANGE OF         MORTGAGE     BALANCE     MORTGAGE  AVERAGE   CREDIT     BALANCE     ORIGINAL    FULL  PERCENT
CREDIT SCORES        LOANS    OUTSTANDING     POOL     COUPON   SCORE    OUTSTANDING     LTV       DOC      IO
-------------      --------  ------------- ---------- -------- -------- -------------  --------  ------- -------
620 to 625             68    $  13,614,529   4.06%    6.807%     623    $     200,214   76.44%    46.98%  19.80%
626 to 650            275       53,728,034  16.01     6.723      638          195,375   76.65     38.10   24.74
651 to 675            420       81,139,776  24.18     6.850      664          193,190   82.24     36.80   34.90
676 to 700            422       81,723,317  24.35     6.719      687          193,657   84.35     35.76   37.92
701 to 725            257       54,208,014  16.15     6.609      713          210,926   83.65     36.79   37.39
726 to 750            145       29,896,293   8.91     6.571      737          206,181   82.59     43.46   33.45
751 to 775             68       12,971,661   3.86     6.720      759          190,760   84.30     30.65   40.15
776 to 800             33        7,209,244   2.15     6.520      786          218,462   82.85     42.30   53.86
801 to 810              9        1,134,706   0.34     6.619      804          126,078   86.27     36.57   25.36
                  -------    ------------- ------     -----      ---    -------------  ------     -----   -----
TOTAL:              1,697    $ 335,625,574 100.00%    6.719%     685    $     197,776   81.99%    37.64%  34.25%
                  -------    ------------- ------     -----      ---    -------------  ------     -----   -----

The Credit Scores of the Mortgage Loans that were scored as of the Statistical Calculation Date ranged from 620 to 810 and the weighted average Credit Score of the Mortgage Loans was approximately 685.

CREDIT GRADE

                    NUMBER     AGGREGATE                       WEIGHTED    AVERAGE     WEIGHTED
                      OF       PRINCIPAL   PERCENT OF WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                   MORTGAGE     BALANCE     MORTGAGE  AVERAGE   CREDIT     BALANCE     ORIGINAL   FULL   PERCENT
CREDIT GRADE        LOANS     OUTSTANDING     POOL     COUPON   SCORE    OUTSTANDING      LTV      DOC     IO
------------       --------  ------------- ---------- -------- -------- -------------  --------  ------- -------
PA1                   168    $  31,372,222     9.35%    6.575%   747    $     186,739   76.30%   26.65%   44.12%
PA2                   245       45,048,814    13.42     6.547    697          183,873   76.67    23.73    31.28
PA3                   623      119,679,846    35.66     6.757    648          192,102   77.07    33.15    26.75
SA1                   444       95,552,518    28.47     6.714    713          215,208   89.60    45.61    38.78
SA2                   217       43,972,174    13.1      6.906    669          202,637   88.34    54.63    40.81
                    -----    -------------   ------     -----    ---    -------------   -----    -----    -----
TOTAL:              1,697    $ 335,625,574   100.00%    6.719%   685    $     197,776   81.99%   37.64%   34.25%
                    -----    -------------   ------     -----    ---    -------------   -----    -----    -----

---------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                              TOTAL MORTGAGE LOANS

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                          NUMBER    AGGREGATE                       WEIGHTED   AVERAGE   WEIGHTED
                            OF      PRINCIPAL   PERCENT OF WEIGHTED AVERAGE   PRINCIPAL   AVERAGE PERCENT
                         MORTGAGE    BALANCE     MORTGAGE  AVERAGE   CREDIT    BALANCE   ORIGINAL   FULL  PERCENT
RANGE OF GROSS MARGINS     LOANS   OUTSTANDING     POOL     COUPON   SCORE   OUTSTANDING   LTV      DOC     IO
----------------------   -------- ------------- ---------- -------- -------- ----------- -------- ------- -------
2.001% to 2.500%            158   $  28,559,845  10.65%    6.962%     692    $   180,759  78.89%   14.82%  82.62%
2.501% to 3.000%              5       1,446,104   0.54     6.232      661        289,221  82.79    64.34   62.27
3.001% to 3.500%              8       2,099,170   0.78     6.649      721        262,396  82.23     7.35   58.12
3.501% to 4.000%              4         974,674   0.36     6.779      692        243,669  77.19     0.00   38.66
4.001% to 4.500%             10       2,103,300   0.78     6.381      693        210,330  80.37    60.95    3.07
4.501% to 5.000%             62      15,398,781   5.74     5.954      694        248,367  79.66    67.37   51.59
5.001% to 5.500%            100      23,331,276   8.70     6.142      691        233,313  82.81    49.46   47.71
5.501% to 6.000%            229      47,289,718  17.63     6.477      689        206,505  81.24    32.14   41.36
6.001% to 6.500%            268      51,837,173  19.33     6.810      690        193,422  84.01    37.94   37.98
6.501% to 7.000%            399      80,710,334  30.09     6.949      668        202,282  83.01    33.90   31.23
7.001% to 7.500%             58      10,110,199   3.77     7.621      691        174,314  90.22    27.00   20.22
7.501% to 8.000%             23       2,981,653   1.11     8.045      692        129,637  94.87    21.32    7.18
8.001% to 8.500%              8         895,511   0.33     8.537      704        111,939  97.73    13.00    0.00
8.501% to 9.000%              4         399,518   0.15     9.066      677         99,880  96.56    15.00    0.00
11.501% to 12.000%            1          73,485   0.03     6.650      674         73,485  80.00   100.00    0.00
                          -----   ------------- ------     -----      ---    -----------  -----    -----   -----
TOTAL:                    1,337   $ 268,210,741 100.00%    6.748%     684    $   200,606  82.67%   35.18%  41.74%
                          -----   ------------- ------     -----      ---    -----------  -----    -----   -----

As of the Statistical Calculation Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.050% per annum to 12.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.792% per annum.

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                          NUMBER    AGGREGATE                       WEIGHTED   AVERAGE   WEIGHTED
                            OF      PRINCIPAL   PERCENT OF WEIGHTED AVERAGE   PRINCIPAL  AVERAGE  PERCENT
 RANGE OF MAXIMUM        MORTGAGE    BALANCE     MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL  FULL   PERCENT
  MORTGAGE RATES          LOANS    OUTSTANDING     POOL     COUPON   SCORE   OUTSTANDING    LTV     DOC     IO
------------------       -------- ------------- ---------- -------- -------- ----------- -------- ------- -------
11.500% or less              59   $  14,171,125     5.28%    5.641%  702     $  240,189    78.76% 59.18%  79.92%
11.501% to 12.000%          188      42,219,283    15.74     6.076   693        224,571    79.84  42.25   65.25
12.001% to 12.500%          195      42,553,827    15.87     6.371   690        218,225    81.97  39.01   59.97
12.501% to 13.000%          256      53,526,593    19.96     6.626   687        209,088    82.70  44.84   49.91
13.001% to 13.500%          165      32,027,955    11.94     7.097   680        194,109    85.55  41.70   40.54
13.501% to 14.000%          200      40,116,701    14.96     7.179   676        200,584    84.94  20.05   14.10
14.001% to 14.500%          167      27,942,784    10.42     7.407   669        167,322    82.39  13.71    6.17
14.501% to 15.000%           93      14,342,406     5.35     7.943   670        154,219    83.72  11.39    3.30
15.001% to 15.500%            7         686,482     0.26     8.337   684         98,069    90.37  73.03    0.00
15.501% to 16.000%            6         568,721     0.21     8.923   682         94,787    92.12  28.12    0.00
16.001% to 16.500%            1          54,863     0.02     9.500   684         54,863   100.00   0.00    0.00
                          -----   -------------   ------     -----   ---     ----------    -----  -----   -----
TOTAL:                    1,337   $ 268,210,741   100.00%    6.748%  684     $  200,606    82.67% 35.18%  41.74%
                          -----   -------------   ------     -----   ---     ----------    -----  -----   -----

As of the Statistical Calculation Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.375% per annum to 16.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.988% per annum.

-------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                              TOTAL MORTGAGE LOANS

NEXT RATE ADJUSTMENT DATE AS OF CUT-OFF DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                            NUMBER    AGGREGATE                        WEIGHTED    AVERAGE     WEIGHTED
                              OF      PRINCIPAL    PERCENT OF WEIGHTED AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                           MORTGAGE    BALANCE      MORTGAGE  AVERAGE   CREDIT     BALANCE     ORIGINAL  FULL    PERCENT
NEXT RATE ADJUSTMENT DATE    LOANS   OUTSTANDING      POOL     COUPON   SCORE    OUTSTANDING     LTV      DOC      IO
-------------------------  -------- -------------- ---------- -------- -------  -------------- -------- -------  -------
October 2005                    5   $      845,103   0.32%    6.688%    731     $      169,021   74.58%   0.00%   80.53%
November 2005                   9        2,401,281   0.90     6.330     701            266,809   79.24   23.73    59.11
March 2006                      1          149,537   0.06     7.350     676            149,537  100.00  100.00     0.00
November 2006                   2          205,649   0.08     6.986     666            102,824   80.00    0.00     0.00
December 2006                   1           50,391   0.02     7.750     677             50,391   59.58    0.00     0.00
January 2007                   53        8,328,507   3.11     7.234     680            157,142   82.16   11.29     9.93
February 2007                 140       23,897,997   8.91     7.173     687            170,700   82.85   17.05    12.93
March 2007                    134       28,243,252  10.53     6.699     687            210,771   85.75   43.21    35.21
April 2007                    479      104,109,831  38.82     6.647     676            217,348   82.59   38.43    38.93
May 2007                      148       31,014,524  11.56     6.691     688            209,558   83.44   35.64    48.31
November 2007                   2          484,353   0.18     6.431     623            242,177   80.00  100.00     0.00
December 2007                   2          265,564   0.10     6.758     683            132,782   80.00    0.00     0.00
January 2008                   11        1,197,275   0.45     7.374     690            108,843   84.62   13.60    14.03
February 2008                  41        7,108,745   2.65     6.904     696            173,384   82.94   27.93    32.78
March 2008                     35        6,699,490   2.50     6.013     688            191,414   86.07   73.88    56.60
April 2008                     69       14,455,834   5.39     6.532     681            209,505   81.82   58.69    51.33
May 2008                       44        9,627,311   3.59     6.715     698            218,803   84.74   50.18    31.19
June 2008                       1          111,793   0.04     7.375     667            111,793   80.00    0.00     0.00
January 2010                    4          592,626   0.22     7.337     653            148,156   77.41   42.15    20.25
February 2010                   3          475,093   0.18     7.093     699            158,364   88.52   24.49     0.00
March 2010                      2          351,750   0.13     5.489     704            175,875   77.04  100.00   100.00
April 2010                     75       13,642,935   5.09     6.808     688            181,906   77.88   19.09    87.93
May 2010                       75       13,328,901   4.97     7.116     700            177,719   79.21    8.50    80.02
May 2013                        1          623,000   0.23     8.250     670            623,000   70.00    0.00   100.00
                            -----   -------------- ------     -----     ---     --------------   -----   -----    -----
TOTAL:                      1,337   $  268,210,741 100.00%    6.748%    684     $      200,606   82.67%  35.18%   41.74%
                            -----   -------------- ------     -----     ---     --------------   -----   -----    -----

---------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                             ASSUMED MORTGAGE POOL
                           FIXED RATE MORTGAGE LOANS

                                                                                                             ORIGINAL
                                                      ORIGINAL    REMAINING     ORIGINAL       REMAINING    MONTHS TO
                           NET   ORIGINAL REMAINING AMORTIZATION AMORTIZATION INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
   CURRENT     MORTGAGE MORTGAGE   TERM     TERM        TERM         TERM         TERM           TERM         PENALTY
  BALANCE ($)   RATE(%)  RATE(%) (MONTHS) (MONTHS)    (MONTHS)     (MONTHS)     (MONTHS)       (MONTHS)     EXPIRATION
  -----------  -------- -------- -------- ---------   --------     --------     --------       --------     ----------
    36,687.31   8.650    7.870     180        173        360         353            0               0           0
   992,157.87   7.287    6.507     180        173        360         353            0               0          36
    73,276.36   7.200    6.420     120        115        120         115            0               0          36
   177,640.92   6.197    5.417     180        175        180         175            0               0           0
   364,559.78   7.035    6.255     180        175        180         175            0               0          36
    76,443.28   7.300    6.520     240        231        240         231            0               0           0
   484,374.47   6.920    6.140     240        235        240         235            0               0          36
 1,572,076.90   7.380    6.600     360        355        360         355            0               0           0
   121,652.35   7.375    6.595     360        353        360         353            0               0          12
   428,144.69   6.723    5.943     360        356        360         356            0               0          24
 9,090,483.86   6.725    5.945     360        355        360         355            0               0          36
    27,919.65   7.990    7.210     360        353        360         353            0               0           6
   275,008.84   6.625    5.845     360        354        300         300           60              54          36
   120,945.79   6.375    5.595     360        356        240         240          120             116          36
   530,789.81   7.581    6.801     180        173        360         353            0               0          36
   105,360.83   7.990    7.210     360        355        480         475            0               0          60
    53,413.70   7.550    6.770     180        174        180         174            0               0           0
   212,629.49   6.705    5.925     180        175        180         175            0               0          36
   893,406.22   6.519    5.739     180        174        180         174            0               0          60
   213,874.61   7.150    6.370     240        233        240         233            0               0          12
   176,436.53   5.990    5.210     240        236        240         236            0               0          36
 1,536,676.22   6.139    5.359     240        235        240         235            0               0          60
    71,239.84   5.990    5.210     300        294        300         294            0               0          60
 2,078,704.18   7.328    6.548     360        354        360         354            0               0           0
 4,364,619.83   6.800    6.020     360        354        360         354            0               0          12
   950,126.14   7.739    6.959     360        354        360         354            0               0          24
11,571,563.48   6.662    5.882     360        355        360         355            0               0          36
26,167,452.09   6.302    5.522     360        355        360         355            0               0          60
 2,512,881.11   6.797    6.017     360        355        300         300           60              55          60

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                         ADJUSTABLE RATE MORTGAGE LOANS

                                                      ORIGINAL    REMAINING   ORIGINAL  REMAINING           INITIAL
                         NET     ORIGINAL REMAINING AMORTIZATION AMORTIZATION INTEREST- INTEREST-            RATE
   CURRENT    MORTGAGE MORTGAGE    TERM      TERM       TERM        TERM        TERM      TERM    GROSS     CHANGE  PERIODIC
 BALANCE ($)  RATE(%)   RATE(%)  (MONTHS) (MONTHS)   (MONTHS)    (MONTHS)    (MONTHS)  (MONTHS)  MARGIN(%)  CAP(%)   CAP(%)  RATE(%)
------------- ------- --------- --------- --------  ----------- ----------- --------- --------- ---------  ------- -------- --------
 1,241,483.69  7.068    6.288     360       354        360          354           0       0       6.745      2.000   2.000   13.068
 3,077,690.16  6.886    6.106     360       353        360          353           0       0       6.571      2.000   2.000   12.886
    79,920.39  7.150    6.370     360       355        360          355           0       0       6.900      2.000   2.000   13.150
   300,889.54  7.477    6.697     360       353        360          353           0       0       7.227      2.000   2.000   13.477
 1,260,367.98  6.988    6.208     360       353        360          353           0       0       6.912      2.000   2.000   12.988
 6,899,384.05  7.332    6.552     360       355        360          355           0       0       6.625      3.000   1.164   13.686
 6,184,126.12  7.081    6.301     360       354        360          354           0       0       6.158      2.671   1.209   13.499
   104,187.84  7.500    6.720     360       353        360          353           0       0       6.000      1.500   1.500   14.500
33,479,984.95  7.010    6.230     360       355        360          355           0       0       6.302      2.735   1.208   13.433
 2,640,455.88  6.837    6.057     360       354        360          354           0       0       5.585      2.591   1.281   13.419
   306,046.21  7.575    6.795     360       353        360          353           0       0       5.718      1.500   1.500   14.575
   177,598.79  8.250    7.470     360       353        360          353           0       0       7.375      3.000   1.000   14.250
   953,999.61  6.059    5.279     360       355        360          355           0       0       5.019      3.000   1.336   12.732
   139,229.30  7.400    6.620     360       356        360          356           0       0       7.150      3.000   1.000   13.400
   709,918.95  7.643    6.863     360       355        360          355           0       0       6.278      2.764   1.079   13.801
 6,380,539.94  7.140    6.360     360       355        360          355           0       0       6.347      2.821   1.119   13.377
   631,631.19  6.925    6.145     360       356        360          356           0       0       3.605      4.246   1.000   12.302
   112,659.47  6.875    6.095     360       353        360          353           0       0       5.375      1.500   1.500   13.875
   733,412.23  6.504    5.724     360       356        360          356           0       0       2.250      4.221   1.260   11.764
    87,014.31  7.250    6.470     360       356        360          356           0       0       6.250      1.000   1.000   13.250
   471,281.88  5.554    4.774     360       355        336          336          24      19       6.026      3.000   1.378   12.309
 1,175,445.70  6.436    5.656     360       355        300          300          60      55       6.536      2.760   1.333   13.101
 1,035,156.52  6.885    6.105     360       355        300          300          60      55       6.635      3.000   1.000   12.885
13,493,277.77  6.316    5.536     360       355        300          300          60      55       6.034      2.937   1.130   12.575
   174,301.38  6.750    5.970     360       355        300          300          60      55       5.750      3.000   1.500   13.750
   153,482.05  7.375    6.595     360       355        300          300          60      55       6.375      3.000   1.000   13.375
   368,995.03  6.428    5.648     360       354        300          300          60      54       6.097      3.000   1.193   12.814
 4,331,841.42  6.191    5.411     360       354        300          300          60      54       5.725      3.000   1.073   12.337
   387,336.40  7.085    6.305     360       354        300          300          60      54       5.935      3.950   1.150   13.385
   119,299.61  7.000    6.220     360       355        240          240         120     115       2.375      3.000   1.000   13.000
   135,567.74  6.825    6.045     360       352        240          240         120     112       5.825      2.000   1.000   13.825
 2,811,528.49  7.232    6.452     360       356        240          240         120     116       2.250      5.000   1.000   12.232
 3,278,411.33  6.781    6.001     360       355        240          240         120     115       2.512      4.855   1.036   11.926
   364,870.88  7.140    6.360     360       356        240          240         120     116       3.784      1.000   1.000   12.000
   118,410.18  6.625    5.845     360       356        240          240         120     116       3.500      1.000   1.000   12.000

                   NUMBER OF
                     MONTHS                  ORIGINAL
          RATE     UNTIL NEXT                MONTHS TO
         CHANGE       RATE                  PREPAYMENT
MINIMUM  FREQUENCY ADJUSTMENT                PENALTY
 RATE(%) (MONTHS)     DATE       INDEX      EXPIRATION
-------- --------- ---------- ------------- ----------
 7.068      12         18      1 Year LIBOR      0
 6.886      12         17      1 Year LIBOR     24
 7.150      12         19      1 Year LIBOR      0
 7.477      12         29      1 Year LIBOR      0
 6.988      12         29      1 Year LIBOR     36
 7.217       6         19     6 Month LIBOR      0
 6.926       6         18     6 Month LIBOR     12
 7.500       6         17     6 Month LIBOR     18
 6.960       6         19     6 Month LIBOR     24
 6.428       6         18     6 Month LIBOR     36
 7.575       6         17     6 Month LIBOR      6
 7.375       6         17     6 Month LIBOR      8
 5.692       6         31     6 Month LIBOR      0
 7.400       6         32     6 Month LIBOR     12
 6.514       6         31     6 Month LIBOR     24
 6.883       6         31     6 Month LIBOR     36
 3.700       6         56     6 Month LIBOR      0
 6.875       6         53     6 Month LIBOR     12
 2.250       6         56     6 Month LIBOR     36
 7.250       6          2     6 Month LIBOR     24
 5.554       6         19     6 Month LIBOR     24
 6.194       6         19     6 Month LIBOR      0
 6.885       6         19     6 Month LIBOR     12
 6.316       6         19     6 Month LIBOR     24
 5.750       6         19     6 Month LIBOR     36
 7.375       6         31     6 Month LIBOR      0
 6.428       6         30     6 Month LIBOR     24
 6.164       6         30     6 Month LIBOR     36
 7.085       6         54     6 Month LIBOR     36
 2.375       6         19     6 Month LIBOR      0
 6.825       6         16     6 Month LIBOR     24
 2.250       6         56     6 Month LIBOR      0
 2.530       6         55     6 Month LIBOR     36
 3.784       6          2     6 Month LIBOR      0
 3.500       6          2     6 Month LIBOR     36

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                                                     ORIGINAL     REMAINING    ORIGINAL      REMAINING          INITIAL
                         NET    ORIGINAL REMAINING AMORTIZATION AMORTIZATION INTEREST-ONLY INTEREST-ONLY         RATE
   CURRENT    MORTGAGE MORTGAGE   TERM     TERM        TERM         TERM         TERM          TERM             CHANGE
  BALANCE ($) RATE(%)  RATE(%)  (MONTHS) (MONTHS)    (MONTHS)     (MONTHS)     (MONTHS)      (MONTHS)    GROSS  CAP(%)   CAP(%)
------------- -------- -------- -------- --------- ------------ ------------ ------------- ------------- -----  -------  ------
 2,727,277.32  6.994    6.214     360      354        360          354              0             0      6.778   2.000   2.000
 3,175,600.58  6.861    6.081     360      354        360          354              0             0      6.610   2.000   2.000
   153,916.79  7.100    6.320     360      350        360          350              0             0      6.850   2.000   2.000
   139,002.01  7.250    6.470     360      354        360          354              0             0      7.000   2.000   2.000
 1,833,293.49  6.608    5.828     360      353        360          353              0             0      6.233   2.000   2.000
 8,078,372.99  7.166    6.386     360      355        360          355              0             0      6.666   3.000   1.214
 9,874,821.73  7.157    6.377     360      354        360          354              0             0      6.450   2.573   1.318
40,130,281.98  6.923    6.143     360      355        360          355              0             0      6.277   2.745   1.285
   131,758.28  7.599    6.819     360      352        360          352              0             0      6.599   1.500   1.500
 1,820,840.51  6.889    6.109     360      355        360          355              0             0      5.935   2.816   1.246
   287,146.79  7.307    6.527     360      352        360          352              0             0      5.978   1.500   1.500
 1,764,093.68  6.779    5.999     360      354        360          354              0             0      6.096   2.386   1.205
   674,652.33  6.645    5.865     360      355        360          355              0             0      5.014   3.000   1.194
 1,222,020.68  7.056    6.276     360      355        360          355              0             0      5.754   2.526   1.158
   988,599.42  6.914    6.134     360      354        360          354              0             0      5.777   2.739   1.087
 7,681,340.09  6.740    5.960     360      355        360          355              0             0      5.727   2.825   1.095
   357,215.45  6.971    6.191     360      353        360          353              0             0      5.809   1.905   1.365
   792,428.89  8.076    7.296     360      356        360          356              0             0      2.250   5.000   1.000
 2,035,521.42  7.203    6.423     360      355        360          355              0             0      3.044   4.616   1.055
   785,508.16  7.412    6.632     360      353        360          353              0             0      4.938   2.409   1.370
   481,193.48  5.590    4.810     360      356        360          356              0             0      5.340   2.000   1.000
   686,779.87  6.168    5.388     360      355        360          355              0             0      5.306   2.000   1.000
   476,423.77  6.250    5.470     360      355        336          336             24            19      6.990   3.000   1.500
 1,832,281.24  6.641    5.861     360      355        300          300             60            55      6.691   3.000   1.285
 5,289,574.58  6.642    5.862     360      355        300          300             60            55      6.294   2.767   1.198
   352,476.12  6.250    5.470     360      355        300          300             60            55      6.000   3.000   1.500
38,983,320.14  6.142    5.362     360      355        300          300             60            55      6.097   2.975   1.160
 1,155,811.61  6.711    5.931     360      355        300          300             60            55      6.656   3.000   1.165
 1,578,976.53  6.714    5.934     360      356        300          300             60            56      6.464   3.000   1.000
   212,348.42  5.700    4.920     360      355        300          300             60            55      4.700   3.000   1.500
   479,231.95  6.680    5.900     360      355        300          300             60            55      6.260   2.598   1.299
   631,474.52  6.189    5.409     360      355        300          300             60            55      6.715   3.000   1.326
 9,538,814.92  6.081    5.301     360      355        300          300             60            55      5.996   2.974   1.166
   275,977.17  5.690    4.910     360      354        300          300             60            54      5.440   3.000   1.000
   644,430.93  5.616    4.836     360      355        300          300             60            55      5.000   5.000   1.000
   290,502.30  6.325    5.545     360      352        240          240            120           112      5.325   2.000   1.000
   612,039.91  6.001    5.221     360      356        240          240            120           116      2.375   3.000   1.000
   191,344.18  6.750    5.970     360      355        240          240            120           115      2.250   3.000   1.000
 4,728,504.50  6.772    5.992     360      356        240          240            120           116      2.250   5.000   1.000
   275,008.84  7.125    6.345     360      355        240          240            120           115      2.250   5.000   1.000
 9,454,383.99  7.046    6.266     360      356        240          240            120           116      2.250   5.000   1.000
 1,424,974.82  6.867    6.087     360      356        240          240            120           116      2.250   5.000   1.000
 1,452,366.23  6.635    5.855     360      356        240          240            120           116      3.204   1.000   1.000
    97,774.26  6.875    6.095     360      355        240          240            120           115      3.500   1.000   1.000

                              NUMBER OF
                                MONTHS                     ORIGINAL
                     RATE     UNTIL NEXT                   MONTHS TO
                    CHANGE       RATE                     PREPAYMENT
                   FREQUENCY  ADJUSTMENT                    PENALTY
RATE(%)   RATE(%)   (MONTHS)     DATE          INDEX      EXPIRATION
-------  --------  ---------  ----------   -------------  ----------
12.994     6.994       12        18         1 Year LIBOR        0
12.861     6.861       12        18         1 Year LIBOR       24
13.100     7.100       12        14         1 Year LIBOR       36
13.250     7.250       12        18         1 Year LIBOR       24
12.608     6.608       12        29         1 Year LIBOR       36
13.595     6.947        6        19        6 Month LIBOR        0
13.792     7.096        6        18        6 Month LIBOR       12
13.498     6.889        6        19        6 Month LIBOR       24
14.599     7.599        6        16        6 Month LIBOR       30
13.382     6.060        6        19        6 Month LIBOR       36
14.307     7.307        6        16        6 Month LIBOR        6
13.189     6.779        6        18        6 Month LIBOR       60
13.033     6.645        6        31        6 Month LIBOR        0
13.372     6.228        6        31        6 Month LIBOR       12
13.088     6.205        6        30        6 Month LIBOR       24
12.920     6.485        6        31        6 Month LIBOR       36
13.701     6.971        6        29        6 Month LIBOR       60
13.076     2.250        6        56        6 Month LIBOR        0
12.566     3.331        6        55        6 Month LIBOR       36
13.893     5.980        6        53        6 Month LIBOR       60
11.590     5.590        6         2        6 Month LIBOR       24
12.168     6.168        6         3        6 Month LIBOR       60
13.250     6.250        6        19        6 Month LIBOR       24
13.211     6.641        6        19        6 Month LIBOR        0
13.037     6.428        6        19        6 Month LIBOR       12
13.250     6.250        6        19        6 Month LIBOR       13
12.470     6.128        6        19        6 Month LIBOR       24
13.042     6.591        6        19        6 Month LIBOR       36
12.714     6.714        6        20        6 Month LIBOR       60
12.700     5.700        6        31        6 Month LIBOR        0
13.278     6.680        6        31        6 Month LIBOR       12
12.841     6.189        6        31        6 Month LIBOR       24
12.412     6.081        6        31        6 Month LIBOR       36
11.690     5.690        6        30        6 Month LIBOR       60
11.616     5.616        6        55        6 Month LIBOR       36
13.325     6.325        6        16        6 Month LIBOR       24
12.001     2.375        6        20        6 Month LIBOR       36
11.750     2.250        6        31        6 Month LIBOR       36
11.772     2.250        6        56        6 Month LIBOR        0
12.125     2.250        6        55        6 Month LIBOR       12
12.046     2.250        6        58        6 Month LIBOR       36
11.867     2.250        6        56        6 Month LIBOR       60
12.000     3.204        6         2        6 Month LIBOR        0
12.000     3.500        6         1        6 Month LIBOR       36

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                           ONE MONTH LIBOR CAP TABLE

                                               1ML      1ML
                                              STRIKE   STRIKE
                                              LOWER    UPPER
         BEGINNING     ENDING     NOTIONAL    COLLAR   COLLAR
PERIOD    ACCRUAL     ACCRUAL    BALANCE ($)   (%)      (%)
------   ----------  ----------  -----------  ------  --------
 1       9/15/2005   10/25/2005  323,048,000   4.201   9.220
 2       10/25/2005  11/25/2005  318,644,609   5.503   9.220
 3       11/25/2005  12/25/2005  313,537,936   5.705   9.220
 4       12/25/2005  1/25/2006   307,742,613   5.517   9.220
 5       1/25/2006   2/25/2006   301,281,907   5.517   9.220
 6       2/25/2006   3/25/2006   294,195,931   6.139   9.220
 7       3/25/2006   4/25/2006   286,637,560   5.519   9.220
 8       4/25/2006   5/25/2006   278,720,921   5.713   9.220
 9       5/25/2006   6/25/2006   270,960,718   5.528   9.220
10       6/25/2006   7/25/2006   263,418,995   5.725   9.220
11       7/25/2006   8/25/2006   256,089,518   5.532   9.220
12       8/25/2006   9/25/2006   248,966,158   5.533   9.220
13       9/25/2006   10/25/2006  242,043,037   5.728   9.220
14       10/25/2006  11/25/2006  235,311,577   5.535   9.220
15       11/25/2006  12/25/2006  228,769,349   5.738   9.220
16       12/25/2006  1/25/2007   222,395,895   5.547   9.220
17       1/25/2007   2/25/2007   216,057,421   5.552   9.220
18       2/25/2007   3/25/2007   209,320,239   6.199   9.220
19       3/25/2007   4/25/2007   199,568,660   5.761   9.220
20       4/25/2007   5/25/2007   189,895,223   7.277   9.220
21       5/25/2007   6/25/2007   180,761,920   7.050   9.220
22       6/25/2007   7/25/2007   172,194,434   7.284   9.220
23       7/25/2007   8/25/2007   164,414,708   7.032   9.220
24       8/25/2007   9/25/2007   158,914,671   7.031   9.220
25       9/25/2007   10/25/2007  153,862,229   7.343   9.220
26       10/25/2007  11/25/2007  148,977,018   7.611   9.220
27       11/25/2007  12/25/2007  144,256,972   7.882   9.220
28       12/25/2007  1/25/2008   139,691,601   7.614   9.220
29       1/25/2008   2/25/2008   135,275,659   7.610   9.220
30       2/25/2008   3/25/2008   131,004,094   8.187   9.220
31       3/25/2008   4/25/2008   126,872,675   7.788   9.220
32       4/25/2008   5/25/2008   122,877,424   8.802   9.220
33       5/25/2008   6/25/2008   119,017,888   8.508   9.220
34       6/25/2008   7/25/2008   115,283,700   8.791   9.220
35       7/25/2008   8/25/2008   111,670,625   8.491   9.220
36       8/25/2008   9/25/2008   108,174,606   8.484   9.220
37       9/25/2008   10/25/2008  104,791,734   8.851   9.220
38       10/25/2008  11/25/2008  101,843,718   9.066   9.220
39       11/25/2008  12/25/2008   98,678,990   9.220   9.220
40       12/25/2008  1/25/2009    95,616,183   9.046   9.220
41       1/25/2009   2/25/2009    92,651,880   9.034   9.220
42       2/25/2009   3/25/2009    89,782,797   9.220   9.220
43       3/25/2009   4/25/2009    87,006,069   9.100   9.220
44       4/25/2009   5/25/2009    84,318,628   9.220   9.220
45       5/25/2009   6/25/2009    81,717,584   9.162   9.220
46       6/25/2009   7/25/2009    79,199,614   9.220   9.220
47       7/25/2009   8/25/2009    76,761,955   9.135   9.220
48       8/25/2009   9/25/2009    74,401,939   9.122   9.220
49       9/25/2009   10/25/2009   72,116,997   9.220   9.220
50       10/25/2009  11/25/2009   69,904,648   9.184   9.220
51       11/25/2009  12/25/2009   67,762,745   9.220   9.220
52       12/25/2009  1/25/2010    65,688,676   9.156   9.220
53       1/25/2010   2/25/2010    63,680,199   9.141   9.220
54       2/25/2010   3/25/2010    61,735,147   9.220   9.220
55       3/25/2010   4/25/2010    59,851,568   9.138   9.220
56       4/25/2010   5/25/2010    58,026,768   9.220   9.220
57       5/25/2010   6/25/2010    56,253,261   9.220   9.220
58       6/25/2010   7/25/2010    54,535,655   9.220   9.220
59       7/25/2010   8/25/2010    52,872,028   9.220   9.220
60       8/25/2010   9/25/2010    51,260,606   9.220   9.220
61       9/25/2010   10/25/2010   49,699,692   9.220   9.220
62       10/25/2010  11/25/2010   48,187,616   9.220   9.220
63       11/25/2010  12/25/2010   46,722,795   9.220   9.220
64       12/25/2010  1/25/2011    45,303,672   9.220   9.220
65       1/25/2011   2/25/2011    43,928,738   9.220   9.220
66       2/25/2011   3/25/2011    42,596,549   9.220   9.220
67       3/25/2011   4/25/2011    41,305,721   9.220   9.220
68       4/25/2011   5/25/2011    40,054,898   9.220   9.220
69       5/25/2011   6/25/2011    38,842,774   9.220   9.220
70       6/25/2011   7/25/2011    37,668,091   9.220   9.220
71       7/25/2011   8/25/2011    36,529,632   9.220   9.220
72       8/25/2011   9/25/2011    35,426,222   9.220   9.220
73       9/25/2011   10/25/2011   34,356,733   9.220   9.220
74       10/25/2011  11/25/2011   33,320,060   9.218   9.220
75       11/25/2011  12/25/2011   32,315,141   9.220   9.220
76       12/25/2011  1/25/2012    31,340,951   9.194   9.220

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                     AVAILABLE   AVAILABLE
          PAYMENT    FUNDS CAP   FUNDS CAP
PERIOD      DATE     (%) (1)(3)  (%) (2)(3)
------   ----------  ----------  ----------
 1       10/25/2005      4.481       4.481
 2       11/25/2005      5.783       9.500
 3       12/25/2005      5.984       9.500
 4       1/25/2006       5.796       9.500
 5       2/25/2006       5.796       9.500
 6       3/25/2006       6.418       9.500
 7       4/25/2006       5.798       9.500
 8       5/25/2006       5.992       9.500
 9       6/25/2006       5.801       9.500
10       7/25/2006       5.997       9.500
11       8/25/2006       5.805       9.500
12       9/25/2006       5.805       9.500
13       10/25/2006      6.000       9.500
14       11/25/2006      5.807       9.500
15       12/25/2006      6.004       9.500
16       1/25/2007       5.812       9.500
17       2/25/2007       5.817       9.500
18       3/25/2007       6.463       9.500
19       4/25/2007       6.026       9.500
20       5/25/2007       7.540       9.500
21       6/25/2007       7.301       9.500
22       7/25/2007       7.533       9.500
23       8/25/2007       7.282       9.500
24       9/25/2007       7.281       9.500
25       10/25/2007      7.563       9.500
26       11/25/2007      7.701       9.500
27       12/25/2007      7.957       9.500
28       1/25/2008       7.694       9.500
29       2/25/2008       7.689       9.500
30       3/25/2008       8.251       9.500
31       4/25/2008       7.798       9.500
32       5/25/2008       8.283       9.500
33       6/25/2008       8.010       9.500
34       7/25/2008       8.270       9.500
35       8/25/2008       7.997       9.500
36       9/25/2008       7.991       9.500
37       10/25/2008      8.261       9.500
38       11/25/2008      8.014       9.500
39       12/25/2008      8.273       9.651
40       1/25/2009       7.999       9.500
41       2/25/2009       7.991       9.500
42       3/25/2009       8.858      10.334
43       4/25/2009       7.996       9.500
44       5/25/2009       8.256       9.771
45       6/25/2009       7.982       9.500
46       7/25/2009       8.240       9.742
47       8/25/2009       7.967       9.500
48       9/25/2009       7.960       9.500
49       10/25/2009      8.218       9.716
50       11/25/2009      7.946       9.500
51       12/25/2009      8.204       9.765
52       1/25/2010       7.932       9.500
53       2/25/2010       7.926       9.500
54       3/25/2010       8.773      10.438
55       4/25/2010       7.920       9.500
56       5/25/2010       8.182       9.795
57       6/25/2010       7.899       9.600
58       7/25/2010       8.156       9.904
59       8/25/2010       7.873       9.687
60       9/25/2010       7.867       9.674
61       10/25/2010      8.124       9.982
62       11/25/2010      7.856       9.652
63       12/25/2010      8.112       9.962
64       1/25/2011       7.846       9.626
65       2/25/2011       7.841       9.611
66       3/25/2011       8.675      10.628
67       4/25/2011       7.831       9.587
68       5/25/2011       8.088       9.892
69       6/25/2011       7.823       9.559
70       7/25/2011       8.079       9.864
71       8/25/2011       7.815       9.533
72       9/25/2011       7.812       9.522
73       10/25/2011      8.069       9.827
74       11/25/2011      7.806       9.500
75       12/25/2011      8.063       9.802
76       1/25/2012       7.801       9.500
77       2/25/2012        **          **
78       3/25/2012        **          **

1. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR remain constant at 3.8683%, 4.1961% and 4.4062%, respectively.

2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR start at 3.8683%, 4.1961% and 4.4062% in month 1, respectively, and increase to 20.00% thereafter. The values indicated include proceeds from the Cap Contract, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

3. Calculated as (a) the Available Funds Cap plus (b) the result of the proceeds from the Cap Contract divided by the aggregate certificate principal balance of the classes of certificates for such Distribution Date, annualized based on the actual number of days in the accrual period.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                        DISCOUNT MARGIN TABLE (TO CALL)

                       0%                80%            100%            150%           200%
                   PRICING SPEED    PRICING SPEED  PRICING SPEED   PRICING SPEED    PRICING SPEED
                     TO CALL           TO CALL        TO CALL         TO CALL          TO CALL
                    DISC MARGIN      DISC MARGIN    DISC MARGIN     DISC MARGIN      DISC MARGIN
                   -------------    -------------  -------------   -------------    -------------
CLASS A-1A
       100.00000%             12               12             12              12               12

        WAL (YRS)          14.70             1.19           1.00            0.71             0.55
 PRINCIPAL WINDOW  Oct05 - Sep27    Oct05 - Dec07  Oct05 - Jun07   Oct05 - Jan07    Oct05 - Aug06

CLASS A-1B
       100.00000%             27               27             27              27               27

        WAL (YRS)          25.27             3.95           3.00            1.78             1.37
 PRINCIPAL WINDOW  Sep27 - Oct33    Dec07 - Jun12  Jun07 - Jan11   Jan07 - Feb08    Aug06 - May07

CLASS A-1C
       100.00000%             38               38             38              38               38

        WAL (YRS)          28.53             7.90           6.19            3.14             1.88
 PRINCIPAL WINDOW  Oct33 - Apr34    Jun12 - Oct13  Jan11 - Jan12   Feb08 - Jul09    May07 - Nov07

CLASS A-1D
       100.00000%             35               35             35              35               35

        WAL (YRS)          20.16             3.00           2.35            1.39             1.00
 PRINCIPAL WINDOW  Oct05 - Apr34    Oct05 - Oct13  Oct05 - Jan12   Oct05 - Jul09    Oct05 - Nov07

CLASS M-1
       100.00000%             48               48             48              48               48

        WAL (YRS)          26.50             5.34           4.48            3.86             2.36
 PRINCIPAL WINDOW  Jul28 - Apr34    Nov08 - Oct13  Feb09 - Jan12   Jul09 - Jul09    Nov07 - Feb08

CLASS M-2
       100.00000%             50               50             50              50               50

        WAL (YRS)          26.50             5.33           4.44            3.86             2.44
 PRINCIPAL WINDOW  Jul28 - Apr34    Nov08 - Oct13  Jan09 - Jan12   Jul09 - Jul09    Feb08 - Feb08

CLASS M-3
       100.00000%             51               51             51              51               51

        WAL (YRS)          26.50             5.33           4.40            3.81             2.44
 PRINCIPAL WINDOW  Jul28 - Apr34    Nov08 - Oct13  Dec08 - Jan12   May09 - Jul09    Feb08 - Feb08

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                        DISCOUNT MARGIN TABLE (TO CALL)

                        0%               80%            100%            150%            200%
                   PRICING SPEED    PRICING SPEED  PRICING SPEED   PRICING SPEED    PRICING SPEED
                      TO CALL          TO CALL        TO CALL         TO CALL          TO CALL
                    DISC MARGIN      DISC MARGIN    DISC MARGIN     DISC MARGIN      DISC MARGIN
                   -------------    -------------  -------------   -------------    -------------
CLASS M-4
       100.00000%             63               63             63              63               63

        WAL (YRS)          26.50             5.32           4.39            3.67             2.44
 PRINCIPAL WINDOW  Jul28 - Apr34    Oct08 - Oct13  Nov08 - Jan12   Mar09 - Jul09    Feb08 - Feb08

CLASS M-5
       100.00000%             66               66             66              66               66

        WAL (YRS)          26.50             5.32           4.37            3.58             2.44
 PRINCIPAL WINDOW  Jul28 - Apr34    Oct08 - Oct13  Nov08 - Jan12   Feb09 - Jul09    Feb08 - Feb08

CLASS M-6
       100.00000%             72               72             72              72               72

        WAL (YRS)          26.50             5.32           4.37            3.53             2.44
 PRINCIPAL WINDOW  Jul28 - Apr34    Oct08 - Oct13  Nov08 - Jan12   Jan09 - Jul09    Feb08 - Feb08

CLASS B-1
       100.00000%            120              120            120             120              120

        WAL (YRS)          26.50             5.32           4.36            3.46             2.44
 PRINCIPAL WINDOW  Jul28 - Apr34    Oct08 - Oct13  Oct08 - Jan12   Dec08 - Jul09    Feb08 - Feb08

CLASS B-2
       100.00000%            175              175            175             175              175

        WAL (YRS)          26.44             5.16           4.21            3.31             2.44
 PRINCIPAL WINDOW  Jul28 - Apr34    Oct08 - Oct13  Oct08 - Jan12   Nov08 - Jul09    Feb08 - Feb08

CLASS B-3
        86.07000%            429              707            775             830              964

        WAL (YRS)          25.79             4.30           3.57            3.14             2.44
 PRINCIPAL WINDOW  Jul28 - Aug33    Oct08 - Mar12  Oct08 - Oct10   Oct08 - Nov08    Feb08 - Feb08

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                         0%              80%            100%            150%            200%
                   PRICING SPEED    PRICING SPEED  PRICING SPEED   PRICING SPEED    PRICING SPEED
                    TO MATURITY      TO MATURITY    TO MATURITY     TO MATURITY      TO MATURITY
                    DISC MARGIN      DISC MARGIN    DISC MARGIN     DISC MARGIN      DISC MARGIN
                   -------------    -------------  -------------   -------------    -------------
CLASS A-1A
       100.00000%             12               12             12              12               12

        WAL (YRS)          14.70             1.19           1.00            0.71             0.55
 PRINCIPAL WINDOW  Oct05 - Sep27    Oct05 - Dec07  Oct05 - Jun07   Oct05 - Jan07    Oct05 - Aug06

CLASS A-1B
       100.00000%             27               27             27              27               27

        WAL (YRS)          25.27             3.95           3.00            1.78             1.37
 PRINCIPAL WINDOW  Sep27 - Oct33    Dec07 - Jun12  Jun07 - Jan11   Jan07 - Feb08    Aug06 - May07

CLASS A-1C
       100.00000%             38               45             45              46               38

        WAL (YRS)          28.88             10.21          8.07            4.18             1.88
 PRINCIPAL WINDOW  Oct33 - Apr35    Jun12 - Oct24  Jan11 - Apr21   Feb08 - Nov15    May07 - Nov07

CLASS A-1D
       100.00000%             35               37             37              38               35

        WAL (YRS)          20.21             3.29           2.59            1.52             1.00
 PRINCIPAL WINDOW  Oct05 - Apr35    Oct05 - Oct24  Oct05 - Apr21   Oct05 - Nov15    Oct05 - Nov07

CLASS M-1
       100.00000%             48               50             50              52               48

        WAL (YRS)          26.59             5.90           4.93            4.85             2.37
 PRINCIPAL WINDOW  Jul28 - Feb35    Nov08 - Jun19  Feb09 - Aug16   Jan10 - Jul12    Nov07 - Mar08

CLASS M-2
       100.00000%             50               52             52              52               52

        WAL (YRS)          26.59             5.85           4.85            4.34             2.65
 PRINCIPAL WINDOW  Jul28 - Jan35    Nov08 - Sep18  Jan09 - Dec15   Aug09 - Feb12    Mar08 - Jul08

CLASS M-3
       100.00000%             51               53             53              52               58

        WAL (YRS)          26.59             5.79           4.77            4.04             3.42
 PRINCIPAL WINDOW  Jul28 - Dec34    Nov08 - Oct17  Dec08 - Mar15   May09 - Aug11    Jul08 - Nov12

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                         0%              80%            100%            150%            200%
                   PRICING SPEED    PRICING SPEED  PRICING SPEED   PRICING SPEED    PRICING SPEED
                    TO MATURITY      TO MATURITY    TO MATURITY     TO MATURITY      TO MATURITY
                    DISC MARGIN      DISC MARGIN    DISC MARGIN     DISC MARGIN      DISC MARGIN
                   -------------    -------------  -------------   -------------    -------------
CLASS M-4
       100.00000%             63               65             65              64               80

        WAL (YRS)          26.58            5.72            4.71            3.87             5.72
 PRINCIPAL WINDOW  Jul28 - Nov34    Oct08 - Dec16  Nov08 - Aug14   Mar09 - Mar11    Sep10 - May12

CLASS M-5
       100.00000%             66               67             67              67               81

        WAL (YRS)          26.57             5.64           4.62            3.74             4.68
 PRINCIPAL WINDOW  Jul28 - Oct34    Oct08 - Apr16  Nov08 - Jan14   Feb09 - Oct10    Jan10 - Sep10

CLASS M-6
       100.00000%             72               73             73              73               86

        WAL (YRS)          26.56             5.57           4.57            3.65             4.23
 PRINCIPAL WINDOW  Jul28 - Sep34    Oct08 - Aug15  Nov08 - Jun13   Jan09 - Jun10    Oct09 - Jan10

CLASS B-1
       100.00000%            120              121            121             121              141

        WAL (YRS)          26.53             5.45           4.47            3.52             3.87
 PRINCIPAL WINDOW  Jul28 - Aug34    Oct08 - Feb15  Oct08 - Jan13   Dec08 - Mar10    May09 - Oct09

CLASS B-2
       100.00000%            175              175            175             175              199

        WAL (YRS)          26.44             5.17           4.21            3.32             3.50
 PRINCIPAL WINDOW  Jul28 - Apr34    Oct08 - Dec13  Oct08 - Feb12   Nov08 - Aug09    Jan09 - May09

CLASS B-3
        86.07000%            429              707            775             830              839

        WAL (YRS)          25.79             4.30           3.57            3.14             3.21
 PRINCIPAL WINDOW  Jul28 - Aug33    Oct08 - Mar12  Oct08 - Oct10   Oct08 - Nov08    Oct08 - Jan09

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, at which the referenced Class first incurs a writedown. Calculations are run to maturity at both static (1ML =3.8683%, 6ML = 4.1961% and 1YL=4.4062%) and forward LIBOR (shown in the graph below), and at varying loss severity percentages.

Other assumptions include: (1) prepayment speed is 100% of the Pricing Speed,
(2) 0 month lag from default to loss, and (3) triggers fail (i.e., no stepdown):

                               STATIC LIBOR                  FORWARD LIBOR
                       ----------------------------  ------------------------------
                       25% LOSS  35% LOSS  45% LOSS  25% LOSS   35% LOSS   45% LOSS
                       SEVERITY  SEVERITY  SEVERITY  SEVERITY   SEVERITY   SEVERITY
                       --------  --------  --------  ---------  ---------  --------
CLASS M-1  CDR Break    29.253%   19.592%   14.725%   26.810%    17.823%    13.344%
           Cum Loss      12.65%    13.60%    14.21%    11.98%     12.72%     13.18%
                        ------    ------    ------    ------     ------     ------
CLASS M-2  CDR Break    23.787%   16.317%   12.418%   21.409%    14.590%    11.064%
           Cum Loss      11.09%    11.93%    12.46%    10.33%     10.97%     11.38%
                        ------    ------    ------    ------     ------     ------
CLASS M-3  CDR Break    20.473%   14.257%   10.934%   18.144%    12.558%     9.599%
           Cum Loss      10.02%    10.78%    11.27%     9.20%      9.78%     10.14%
                        ------    ------    ------    ------     ------     ------
CLASS M-4  CDR Break    18.160%   12.780%    9.855%   15.873%    11.104%     8.535%
           Cum Loss       9.21%     9.91%    10.36%     8.35%      8.87%      9.20%
                        ------    ------    ------    ------     ------     ------
CLASS M-5  CDR Break    16.400%   11.633%    9.013%   14.144%     9.974%     7.703%
           Cum Loss       8.55%     9.21%     9.62%     7.66%      8.14%      8.43%
                        ------    ------    ------    ------     ------     ------
CLASS M-6  CDR Break    15.386%   10.963%    8.512%   13.146%     9.312%     7.208%
           Cum Loss       8.16%     8.78%     9.17%     7.24%      7.69%      7.97%
                        ------    ------    ------    ------     ------     ------
CLASS B-1  CDR Break    13.374%    9.612%    7.502%   11.180%     7.996%     6.226%
           Cum Loss       7.33%     7.89%     8.24%     6.37%      6.77%      7.02%
                        ------    ------    ------    ------     ------     ------
CLASS B-2  CDR Break    11.673%    8.499%    6.685%    9.587%     6.959%     5.461%
           Cum Loss       6.59%     7.13%     7.47%     5.63%      6.01%      6.25%
                        ------    ------    ------    ------     ------     ------
CLASS B-3  CDR Break    10.209%    7.487%    5.911%    8.212%     6.008%     4.731%
           Cum Loss       5.92%     6.40%     6.70%     4.95%      5.29%      5.50%
                        ------    ------    ------    ------     ------     ------

                                  [LINE GRAPH]

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to maturity at both static LIBOR (1ML=3.8683%, 6ML=4.1961%, and 1YL=4.4062%) and forward LIBOR (shown in the table below). Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date minus
(b) the total interest due on the Offered Certificates, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate collateral and 100% PPC for the adjustable rate collateral, (2) no defaults and no losses:

               EXCESS SPREAD IN BPS    EXCESS SPREAD IN BPS
 PERIOD           (STATIC LIBOR)         (FORWARD LIBOR)
---------      --------------------    --------------------
Avg yr1*              173                     125
Avg yr2               231                     152
Avg yr3               358                     294
Avg yr4               382                     328
Avg yr5               376                     320

*Year 1 average is calculated from period 2 to period 12.

            EXCESS                                         EXCESS
          SPREAD IN                                       SPREAD IN
             BPS        1 MONTH     6 MONTH     1 YEAR       BPS
           (STATIC      FORWARD     FORWARD    FORWARD    (FORWARD
PERIOD      LIBOR)       LIBOR       LIBOR      LIBOR      LIBOR)
------    ---------    ----------   -------    --------   ---------
 1            **        3.8683%     4.1961%     4.4062%       **
 2           162        3.9857%     4.2909%     4.4660%      151
 3           182        4.1594%     4.3672%     4.5136%      153
 4           163        4.2839%     4.4204%     4.5509%      122
 5           163        4.3353%     4.4679%     4.5826%      117
 6           224        4.3450%     4.4941%     4.6099%      177
 7           162        4.4071%     4.5176%     4.6391%      109
 8           181        4.4313%     4.5371%     4.6686%      126
 9           162        4.4781%     4.5592%     4.6976%      102
10           180        4.5492%     4.5783%     4.7254%      114
11           161        4.4972%     4.5937%     4.7514%      100
12           160        4.4844%     4.6197%     4.7684%      100
13           179        4.5222%     4.6552%     4.7817%      115
14           160        4.5594%     4.6928%     4.7933%       92
15           178        4.5941%     4.7269%     4.8023%      108
16           159        4.6300%     4.7624%     4.8099%       85
17           159        4.6649%     4.7976%     4.8147%       82
18           222        4.6973%     4.8055%     4.8179%      140
19           177        4.7333%     4.7946%     4.8202%       94
20           326        4.7669%     4.7799%     4.8190%      237
21           301        4.7994%     4.7633%     4.8168%      209
22           323        4.8327%     4.7425%     4.8129%      228
23           297        4.7070%     4.7178%     4.8063%      215
24           296        4.6362%     4.7167%     4.8076%      221
25           324        4.6501%     4.7287%     4.8133%      249
26           337        4.6637%     4.7425%     4.8180%      274
27           362        4.6776%     4.7551%     4.8221%      298
28           335        4.6906%     4.7683%     4.8264%      269
29           334        4.7027%     4.7801%     4.8295%      267
30           390        4.7154%     4.7841%     4.8316%      322
31           344        4.7273%     4.7816%     4.8342%      274
32           392        4.7387%     4.7783%     4.8358%      334
33           364        4.7514%     4.7741%     4.8370%      304
34           389        4.7625%     4.7687%     4.8376%      329
35           361        4.7260%     4.7634%     4.8378%      303
36           359        4.6998%     4.7639%     4.8428%      304
37           386        4.7066%     4.7710%     4.8492%      331
38           366        4.7135%     4.7776%     4.8560%      313
39           394        4.7207%     4.7837%     4.8635%      340
40           367        4.7275%     4.7906%     4.8694%      312
41           367        4.7333%     4.7966%     4.8761%      311
42           454        4.7390%     4.8030%     4.8817%      401
43           368        4.7466%     4.8113%     4.8885%      312
44           394        4.7522%     4.8176%     4.8945%      342
45           366        4.7584%     4.8250%     4.9000%      313
46           392        4.7639%     4.8308%     4.9064%      339
47           365        4.7741%     4.8376%     4.9120%      310
48           364        4.7809%     4.8417%     4.9151%      308
49           390        4.7861%     4.8476%     4.9162%      335
50           363        4.7923%     4.8530%     4.9171%      307
51           389        4.7969%     4.8571%     4.9178%      333
52           362        4.8022%     4.8629%     4.9182%      304
53           361        4.8060%     4.8673%     4.9190%      303
54           446        4.8105%     4.8676%     4.9190%      392
55           361        4.8164%     4.8651%     4.9182%      302
56           387        4.8203%     4.8615%     4.9177%      330
57           359        4.8253%     4.8585%     4.9181%      302
58           384        4.8294%     4.8538%     4.9162%      328
59           356        4.8073%     4.8507%     4.9151%      302
60           355        4.7940%     4.8493%     4.9171%      303
61           381        4.7965%     4.8515%     4.9209%      329
62           354        4.7995%     4.8543%     4.9253%      300
63           380        4.8018%     4.8571%     4.9282%      327
64           353        4.8053%     4.8590%     4.9317%      298
65           353        4.8061%     4.8602%     4.9355%      298
66           436        4.8082%     4.8649%     4.9386%      385
67           352        4.8113%     4.8704%     4.9421%      296
68           378        4.8138%     4.8756%     4.9458%      324
69           352        4.8152%     4.8797%     4.9487%      296
70           377        4.8169%     4.8841%     4.9516%      323
71           351        4.8291%     4.8894%     4.9549%      294
72           351        4.8374%     4.8919%     4.9609%      292
73           377        4.8397%     4.8928%     4.9688%      319
74           351        4.8408%     4.8945%     4.9781%      292
75           377        4.8424%     4.8958%     4.9860%      319
76           ***        4.8446%     4.8975%     4.9953%      ***

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.